EXHIBIT 10.2

                             MARCIA BARBOSA SERRA

             Tradutora Publica Juramentada e Interprete Comercial
              SWORN PUBLIC TRANSLATOR AND COMMERCIAL INTERPRETER

                               Rua Aperana, 38 apt
                           301 - Leblon - 22450 - 190
                       ISS: 1261003-00- CIC: 606442227-00
                                 Tel: 274-3844

I, the undersigned, Sworn Public Translator and Commercial Interpreter in and for this City and State of Rio de Janeiro, Federative Republic of Brazil, registered at the Commercial Board of Rio de Janeiro under Number 97, do hereby CERTIFY and ATTEST that a document in the Portuguese Language was submitted to me for translation into English, which I performed according to my Office, as follows:

                            Translation No. 4017/98

(Xerox copy submitted for translation.).......................................
(On paper with letterhead of Petroleo Brasileiro S.A. - PETROBRAS.)...........
CONTRACT No. 101.0.156.97-1...................................................

                         SERVICES RENDERING CONTRACT

            SERVICES RENDERING CONTRACT ENTERED INTO BETWEEN PETROLEO BRASILEIRO S.A. - PETROBRAS AND THE COMPANY MARITIMA NAV. E ENG.
            LTDA............................................................

      PETROLEO BRASILEIRO S.A. - a mixed economy company, organized and existing under Law No. 2.004, dated 10/03/53, with head office at Av. Republica do Chile, 65, City of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil, enrolled in the General Taxpayers' Registry of the Ministry of Finance under No 33.000.167/0001-01, henceforth called PETROBRAS, represented herein by the Executive Superintendent of Exploration and Production South-Southeast LUIZ EDUARDO G. CARNEIRO, and the Company MARITIMA NAVEGACAO E

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ENGENHARIA LTDA., with head office at Avenida Almirante Barroso, no 42, 34th floor, City of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil, enrolled in the General Taxpayers' Registry of the Ministry of Finance under No. 46.828.596/0001-13, henceforth called the CONTRACTOR, represented herein by its President, Mr. GERMAN EFROMOVICH, have agreed upon the present contract to render services, with the use of the Dynamic Positioning Floating Unit AMETHYST 7 and its accessories, described in Attachment I, henceforth called the Unit, according to the authorization of PETROBRAS' Executive Board (Minutes No. 4.129, Item No. 48, dated 12.19.97) the parties being bound to the terms of the Invitation to Bid No. 101.0.015.97-2 and subjected to the following
Clauses and Conditions:.........................................................

(End of the Qualification)......................................................


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FIRST CLAUSE - OBJECT

 1.1. The object of the present contract is the rendering, by the CONTRACTOR, of the services of drilling and/or evaluation and/or completion and/or workover of oil and/or gas (vertical, directional and horizontal) wells, in the Brazilian continental shelf, down to a maximum depth of 5,000 (five thousand) meters, in a water depth down to 1,200 (twelve hundred) meters by using the Unit......................................

 1.1.1   For the fulfillment of the present contract, the CONTRACTOR is to maintain its base of operations in the City of Macae-RJ................

 1.2. The services object of the present contract are contained in the Continental Shelf Activities and Disbursement and Cost Plans, under the following codes: B 12000 - Boring - Production Development. A 22000 - Boring - Exploratory Drilling B 13000 - Completion and Intervention for Evaluation - Production Development. A 24000 - Intervention for
         Evaluation - Exploratory Drilling......................................

 (End of Clause)................................................................

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SECOND CLAUSE - PERIOD OF VALIDITY AND DURATION.................................

 2.1.    PERIOD OF VALIDITY - The present contract binds the parties as of its signature..............................................................

 2.2. DURATION - The present contract will have a duration of 2,190 (twenty-one hundred and ninety) days, and can be terminated, after 1,825 (eighteen hundred and twenty-five) days have elapsed, through a notice from PETROBRAS, with at least 45 (forty-five) days in advance...

 2.2.1. BEGINNING OF THE CONTRACT - The beginning of the contract will occur when the Unit is released by PETROBRAS, through a written notice, to begin the operations, after the general equipment testing foreseen in item 3.1 is carried out................................................

 2.2.2. AUTOMATIC EXTENSION - If at the end of the duration mentioned in 2.2, some operation is still being performed in a well, the duration of the present contract will be automatically extended, until the completion of the works in said well, considering as the final limit the Unit's arrival at the port or sheltered waters chosen by common agreement between the parties and, also, in case there are still PETROBRAS' equipment aboard the Unit, the completion of the withdrawal of such equipment will be considered as the final limit........................

 2.2.3. This contract may be extended for successive period, through a prior agreement between the parties, by means of an Addendum, the other contract conditions being complied with, and limited to a maximum contract period of 2,190 (twenty-one hundred and ninety) days..........

 2.3. ARRIVAL IN BRAZIL - The Unit should arrive at the port or in sheltered waters, in Macae-RJ. The beginning of operations should occur up to the date of 12.29.99, the provision set forth in item 9.1 of this contract being complied with....................................................

 2.3.1. At the port or in sheltered waters mentioned in 2.3, the customs and helideck inspections in the Unit will be carried out, as well as the loading /unloading of the CONTRACTOR's and


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         PETROBRAS' materials, and also the general equipment testing will begin as foreseen in item 3.1 of this contract.........................

 (End of Clause)................................................................


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THIRD CLAUSE - CONTRACTOR'S OBLIGATIONS

 3.1. Before the beginning of the contract, the CONTRACTOR will arrange for a general test of the operating conditions of all of the Unit's equipment, as provided for in Attachment VIII, in the presence of PETROBRAS' Inspection. The occurrences found during the performance of the tests will be duly recorded in the Daily Drilling Certificate (ADP) signed by PETROBRAS ' Inspection and by the CONTRACTOR's representative. The CONTRACTOR will be released to begin operations after proving the good operating conditions of the equipment which comprise the Unit's main systems, such as, energy generation and distribution system, anchoring system, industrial safety, liquid and bulk storage, fluid circulation and processing, safety and wellhead, column elevation, rotation and handling, columns, instrumentation, formation test equipment and communications system.....................

 3.1.1. The tests referred to in 3.1 will be made in a period estimated in 3 (three) days, after which the Unit will be released to sail to the first location, provided there is nothing pending in the Unit's main systems, as defined in item 3.1........................................

 3.1.1.1. In the event the tests last for a period exceeding 3 (three) days, for reasons ascribed to PETROBRAS, the rate foreseen in Ref 104 (Waiting
         Rate) of Attachment II, will be due, applied as of the fourth day of tests, until the Unit is released. The periods spent with equipment repair will not be calculated for the purpose of counting such duration, and also no fee will be due during such periods..............

 3.1.2. PETROBRAS may opt for the partial or total performance of the receipt tests, in sheltered waters, in the deepest water depth set forth in the contract, or still in the first location...............................


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 3.2.    OPERATION - To render the services object of this contract using the
         Unit and the equipment listed in Attachment I, complying with the other conditions of and Attachments to this contract, according to the international standards recommended for services of such nature........

 3.2.1. SAFETY STANDARDS - The CONTRACTOR will carry out the services in strict compliance with the international safety standards for work of such nature, aiming at the protection of personnel, materials and equipment that belong to it, PETROBRAS and third parties. PETROBRAS' Safety Rules, which the CONTRACTOR states to know will be particularly complied with. In the event of conflict between PETROBRAS' standards and the CONTRACTOR's, the CONTRACTOR's Standards will prevail, unless
         PETROBRAS expressly requires to the contrary in each case..............

 3.3. SUPPLY OF MATERIALS - To be responsible for the purchase, when requested by PETROBRAS, in the domestic market, of other materials needed to render the services object of this contract. The purchase of the materials mentioned in this item will be submitted to the prior approval by PETROBRAS which will reimburse them as set forth in item
         4.2....................................................................

 3.3.1.  The materials mentioned in item 3.3 will be delivered by the CONTRACTOR to PETROBRAS, at the port or airport the latter indicates..............

 3.3.2.  To submit the expense vouchers in the maximum period of 60 (sixty)
         consecutive days after the actual date of the purchase.................

 3.4. SERVICES BY THIRD PARTIES - To request, when asked by PETROBRAS, other specialized services available in Brazil, related to the object of this contract, behooving the CONTRACTOR all measures for their actual performance, . including the obtainment of PETROBRAS' prior and express approval of the costs arising therefrom, which will be reimbursed as set forth in item 4.2..................................................

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 3.5.    PERSONNEL - To be liable, in its own name, and for its own responsibility and onus, for all personnel needed for the efficient and complete performance of the services object of this contract which will operate on the basis of 24 (twenty-four) hours a day and 7 (seven) days a week. The list of the minimum personnel to be used by the CONTRACTOR is basically the one mentioned in Attachment V.........................

 3.5.1. The CONTRACTOR guarantees that the personnel mentioned in Attachment V will allow it to fully carry out the performance of the services object of this contract, running, as a result, for its own account, all charges arising from the need to increase the personnel................

 3.5.2. The CONTRACTOR will be liable for the maintenance and cost of the personnel required for the fulfillment of the operational and safety rules and regulations issued by the proper authorities, including the compliance with the provisions of the PORTOMARINST No. 1302, dated
         06.26.85, and of the Navy Department, Ports and Coasts Authority.......

 3.5.3. The technical personnel should possess proven competence in their specialization, and the CONTRACTOR is to supply PETROBRAS with their respective "curriculum vitae"..........................................

 3.5.4. To provide for training and/or recycling of its personnel in the Course on Basic Safety Notions, held by PETROBRAS, according to the program and conditions to be agreed upon between the parties...................

 3.5.4.1. For the Board Superintendents, for the Persons in Charge and for the Drillers, a qualification certificate in well control supplied by PETROBRAS or by a Training Center qualified by IADC or IWCS will be required...............................................................

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 3.6.    To be liable for all charges regarding the contracting of its personnel and any additionals that are or may become due, as well as for the withholding and payment of social, labor and social security contributions set down by the Law, and other charges that may become due at any title, being for all purposes, the sole employer............

 3.6.1. Whenever requested by PETROBRAS, the CONTRACTOR will submit the documents regarding the proof of payment of its labor obligations, including social security contributions (CND - Negative Debt
         Certificate) and FGTS deposits, regarding its employees................

 3.6.2. To make sure that its personnel, who work in activities or operations that subject them to noxious agents, included in the list referred to in Article 58 of Law No. 8.213/91, are not retired in this special condition, according to the restriction expressly contained in Article
         3rd of Law No. 9.032 dated 04.18.95....................................

 3.7. To bear all measures and expenses with displacement of personnel, such as, but not limited to, transportation from abroad to the port or airport of Macae-RJ, as indicated by PETROBRAS, and the return to the place of origin, and any and all expenses with personnel travel and stay in Brazil, insurances, medical and hospital expenses, meals, passports, as well as for extra expenses caused by delay or canceling of flights, be it due to bad weather or to the non-availability of planes.................................................................

 3.8. To promote, without charges to PETROBRAS, the replacement and immediate withdrawal of any of its employees that may be required by PETROBRAS at any time, due to bad behavior, technical deficiency, inefficiency or health conditions......................................................

 3.9.    Whenever requested, to train PETROBRAS' personnel in the services object of the present contract.........................................


                                       9
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 3.10.   All correspondence between the CONTRACTOR and PETROBRAS will be written and forwarded in Portuguese............................................

 3.11. To provide, in the Unit chartered for the performance of the services object of this contract, lodging, food, mess room services, rendered by a Brazilian company, for PETROBRAS' personnel and those of third parties at PETROBRAS' service, up to the maximum of 26 (twenty-six) persons, being agreed that the CONTRACTOR will freely supply 900 (nine hundred) meals per month. The meals exceeding this number will be paid by PETROBRAS, based on the rate set forth in the Unit Price
         Spreadsheet appearing in Attachment III................................

 3.11.1. The quality of the mess room services and the food supply are the CONTRACTOR's responsibility, who will maintain a permanent supervision by a male nurse on board and eventually by a qualified nutritionist. PETROBRAS may require that the CONTRACTOR takes measures in the event such services show a loss in quality standards.........................

 3.12. INSURANCES - To provide, for its account, the contracting of the insurances necessary to fulfill this contract and the Brazilian laws, intended to cover its assets and its personnel, even when they are in transportation under PETROBRAS' responsibility, as well as the Civil Liability insurance for damages and losses caused to third parties, which will not imply in limiting the CONTRACTOR's liability, and it should also include PETROBRAS as a third party for the purposes of such coverage...............................................................

 3.12.1. The minimum mandatory value of the civil liability insurance is of US$1,000.000.00 (one million dollars), per event, during the period of validity of this contract and of its eventual extension, which amount is to be converted into Brazilian currency on the date the present contract is signed. MARITIMA NAVEGACAO E ENGENHARIA LTDA. is to appear as co-insured in that policy...........................................

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 3.13.   The franchises which may be established for the insurances mentioned in item 3.12, as well as the onus arising from the insurers' requirements and/or recommendations will fully run for the CONTRACTOR 's account....

 3.13.1. The provision of item 3.13 applies also to the insurances of transportation made by the CONTRACTOR, regarding the CONTRACTOR's equipment, tools, and materials to be transported by PETROBRAS, as set forth in item 4.4......................................................

 3.14. To keep PETROBRAS free and safe from any and all indemnity claim for damages and/or losses of any kind which the CONTRACTOR may have sustained as a result of this contract, whether or not it has made adequate and sufficient insurance for such circumstances...............

 3.14.1. PETROBRAS will be equally kept free and safe from any and all indemnity claim for damages and/or losses of any kind which the CONTRACTOR may have caused to third parties for its duly proven grossly negligent action or omission, arising from this contract, whether or not it has made adequate and sufficient insurance for such circumstances..........

 3.14.2. In return, the CONTRACTOR will be kept free and safe from any and all indemnity claim for damages and/or losses of any kind, which PETROBRAS may have sustained from third parties, or has caused to third parties by its duly proven grossly negligent action or omission, as a result of this contract, whether or not it has made adequate and sufficient insurance for such circumstances.......................................

 3.15. To undertake, up to the limit equivalent to US$500,000.00 (five hundred thousand United States dollars) per event, any and all liability for death or damages to persons, provided they are caused by duly proven grossly negligent action or omission on its part and/or its employees and/or personnel.......................................................

                                       11
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 3.16.   The CONTRACTOR waives for itself and will require from its Insurers and/or Subcontractors, in any and all insurance made as a result of this contract, the inclusion, in each policy contracted, the provision assuring the waiver of any right to subrogation against PETROBRAS......

 3.17. To submit to the contract Manager, up to 30 (thirty) consecutive days after its inception, as foreseen in item 2.2.1, the originals of the insurance policies made as a result of this contract, containing all essential data, such as insurers, time limits, period of validity, amounts insured, and coverage conditions, and with PETROBRAS appearing as co-insured, except in the civil liability insurance, of which it will participate as a third party......................................

 3.17.1. The policies mentioned in item 3.17 will contain a provision that the insurances mentioned cannot be amended and/or cancelled without
         PETROBRAS' prior authorization.........................................

 3.18. LOSSES AND DAMAGES - The CONTRACTOR will be liable for damages to its own equipment and material, and to those which it and its agents may cause to PETROBRAS or to third parties, as a result of its duly proven grossly negligent action or omission, in the following cases:..........

 3.18.1. In the event of losses of or damages to equipment and/or materials belonging to PETROBRAS and/or to third parties, which are aboard the Unit, or during their moving between the Unit and the support vessels, the CONTRACTOR's liability will be limited to the replacement or repair of the equipment so lost or damaged due to the CONTRACTOR's or its employees' duly proven fault. However, the CONTRACTOR will not be liable for and will be kept free and safe from in the event of damages to reservoirs, indirect damages or loss of profit of PETROBRAS, losses and damages arising from pollution coming from the well, resulting from kick and/or blow-out...................................................


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 3.18.2. In case of losses and damages caused to the well, arising from the events mentioned in subitem 2.1.5 of Attachment II, the CONTRACTOR will reimburse PETROBRAS the payments it comes to make to third parties referring to cementing, logging or other services related to the object of the present contract, as well as to materials (cement, casing, bits, completion fluid materials). In the event PETROBRAS opts for the definitive abandonment of the damaged well, the CONTRACTOR will reimburse the expenses made by PETROBRAS to drill that well............

 3.18.3. In the cases mentioned in subitems 3.18.1 and 3.18.2. the limit for the CONTRACTOR's liability is of US$500,000.00 per event and its deployments............................................................

 3.19. SECRECY - To maintain complete secrecy on the data and information supplied by PETROBRAS, as well as on all of the results and analyses arising from the services referring to the present contract............

 3.19.1. All data, information and other documents, of any kind, referring to the fulfillment of this contract, are PETROBRAS' exclusive property....

 3.19.2. The CONTRACTOR and its personnel cannot disclose or supply to third parties any materials or information obtained as a result of this contract, unless expressly authorized by PETROBRAS.....................

 3.19.3. The provision of this item 3.19 is a standing obligation, valid even after the termination, in any fashion, of the present contract.........


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 3.20.   To be liable for the violations it commits regarding author's right and the use of materials and/or performance processes protected by trade-marks and patents, as well as for any claims arising from the bad use it makes of them, running for its account the payment of any charges, royalties, fees, commission, indemnities, and, any other expenses arising from said violation, including the legal ones.........

 3.21. SEA OPERATIONS - To render the services object of this contract in strict compliance with the laws, standards, regulations and administrative rules, as well as the instructions issued by the Shipping Office or by other proper authorities, specially those regarding the spillage of oil and other residues from the Unit into the sea, being liable, as a result, for any charges arising from the violation of such laws, standards, regulations, administrative rules and instructions, the limit established in subitem 3.21.2 being complied with, and excepting the cases provided for in item 3.20 of this contract..........................................................

 3.21.1. To plan and carry out operations intended to prevent and fight oil or gas blow outs, fires, or other accidents, complying with the provision set forth in item 2.4 of the Attachment I to this contract. Although the CONTRACTOR is considered fully responsible for such operations, it is obliged to discuss the methods to be adopted with PETROBRAS, so as to find the best operating solution....................................

 3.21.2. With exception of the cases arising from kick, blow out, surging or formation testing, which the CONTRACTOR will be kept free and safe from, in the other cases of spillage of petroleum, oil and other residues in the sea, the CONTRACTOR will be liable up to the limit of US$500,000.00 (five hundred thousand dollars) per event and its deployments............................................................

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 3.22.   The storage aboard the Unit, as well as the handling aboard, and between the Unit and support vessels, of materials, equipment, drilling or completion fluid additives, chemical additives belonging to PETROBRAS or to third parties at the service of PETROBRAS, are the
         CONTRACTOR's responsibility............................................

 3.23. To bear all expenses, including with diesel oil and transportation of the Unit for dockages, including those arising from act of God or force majeure, as defined in the Thirteenth Clause of the contract...........

 3.24. To maintain a hospital ward in the Unit with at least 2 (two) beds, provided with equipment and medicine necessary for the prompt attention to sick and injured persons, as determined by the Shipping Office, such hospital ward being subjected to periodical inspections by PETROBRAS...

 3.25.   The CONTRACTOR undertakes to maintain all conditions required in the bidding stage, during the performance of the services contracted.......

 3.26. To maintain an agent accredited and accepted by PETROBRAS in the Unit or in a place previously designated by PETROBRAS, to represent the
         CONTRACTOR in the fulfillment of the contract..........................

 3.27.   To comply with the requests contained in the Service Authorization(s)
         issued by PETROBRAS....................................................

 3.28. To allow, after negotiations between the contracting parties, the provisional installation in the chartered vessel, of complementary equipment such as, but not limited to: pipes or risers in catenary by the J-lay method, or similar, submarine manifolds, provided they do not


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         jeopardize the Vessel's safety and are in accordance with the rules of the Classification Society.............................................

 (End of Clause)................................................................


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FOURTH CLAUSE - PETROBRAS' OBLIGATIONS

 4.1. To make, monthly, the payments for the services rendered by the CONTRACTOR due to the present contract, based on Attachment II and Attachment III and on the conditions set forth in Clauses Sixth:
         Readjustment - Seventh: Measurement - and Eighth: Form of Payment, the other Attachments, Clauses and Conditions of this contract being complied with..........................................................

 4.2. To reimburse, by means of submittal of vouchers, the expenses with materials and services of third parties, according to items 3.3 and 3.4 of this contract. The reimbursement will be comprised of:..............

         a) Amount of the bill issued by the supplying and/or service rendering company;............................................................

         b) Expenses actually made to place the materials in the Unit;..........

         c) Cost of the insurance for the materials, if authorized by PETROBRAS. In the event PETROBRAS does not authorize such insurance, the CONTRACTOR will not be liable for losses and damages of any kind that they may sustain until their delivery to PETROBRAS at the port or airport it indicates.............................................

 4.3. OPERATIONS AND LOCATIONS PROGRAM - PETROBRAS will provide the CONTRACTOR with the Operations Program, in writing and with due antecedence, and it also will notify on the locations where the services will be rendered, so that the CONTRACTOR may adopt, in due time, the measures necessary for their performance.....................

 4.4.    Transportation:........................................................

 4.4.1. PETROBRAS will provide transportation to the Unit of all of the CONTRACTOR's personnel involved in the rendering of the services, from the port or airport indicated by PETROBRAS in the beginning of this contract, and vice-versa. At its exclusive discretion, the transportation to be provided will be by helicopter or vessel..........

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 4.4.2.  PETROBRAS will provide transportation for the material and equipment, related to the object of this contract, from the port or airport designated, to the Unit and vice-versa.................................

 4.4.3. In any circumstances foreseen in this item, the granting of insurance coverage will not be PETROBRAS' competence, and the CONTRACTOR waives immediately, for itself and for its insurers, any return action against PETROBRAS or third parties at its service, as a result of the transportation provided................................................

 4.4.4. In the event there is need to program exclusive air transportation, to survey the Unit, by the Navy and/or Shipping Office, the costs arising therefrom will be charged to the CONTRACTOR............................

 4.4.5. PETROBRAS may provide air or sea transportation for the CONTRACTOR's materials, industrial or fresh water and fuel before the beginning of the contract, as defined in item 2.2.1. The costs arising therefrom will be reimbursed by the CONTRACTOR to PETROBRAS......................

 4.4.6. PETROBRAS will provide tugs and support vessels for the Unit, from the location where the general testing of the equipment is performed, to the first location, between locations and from the last location to the Brazilian port or sheltered waters closest thereto, which will be chosen in common agreement between the parties.........................

 4.4.6.1. PETROBRAS will provide the support vessels for the Unit's positioning in the locations to be drilled during the fulfillment of this contract.


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 4.4.7.  PETROBRAS may provide tugs and/or support vessels to load and unload materials and to handle anchors, in a place to be defined by the parties, in cases of inspection and/or dockages, including those arising from act of God or force majeure, as defined in the Thirteenth Clause of this contract. The costs arising therefrom will be reimbursed by the CONTRACTOR to PETROBRAS.........................................

 4.5. FUEL AND WATER - To supply, for its account, all fuel and water necessary for the performance of the services object of this contract, from the beginning of the contract, as provided for in subitem 2.2.1, the provisions of item 3.23 of this contract being complied with.......

 4.5.1.  The supply of water mentioned in item 4.5 includes also the industrial water intended for cleaning the Unit...................................

 4.6. COMPLETION FLUID - To maintain the control of the - properties of the fluid by an accredited employee, as well as to control the stock of materials necessary for such purpose...................................

 4.7. ANCILLARY SERVICES - To provide, at its expenses and under its responsibility, the ancillary services-referring to: cementing, formation testing, electric logging, flexitube operation, operation with nitrogen, electric wire operation, wireline operation, when they derive from PETROBRAS' own programming.................................

 4.8. At its exclusive judgment, and without any co-responsibility, PETROBRAS may cooperate with the CONTRACTOR, assisting it before the Foreign Trade Department - Trade Exchange Coordinating Office (CTIC), regarding proceedings submitted to these Agencies, referring to materials and/or equipment pertaining to the rendering of the services object of this contract. Such cooperation, however, will not lessen the CONTRACTOR's liability for the obtainment of the documents and/or benefits that may be the object of the respective proceedings............................


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 4.9.    To issue Service Authorization(s) with all information necessary for their performance, such as: location, time limit, value, scope, and beginning and end dates................................................

 4.10.   To notify the CONTRACTOR, in writing, on the imposition of eventual fines..................................................................

 4.11.   To issue the Measurement Bulletin (MB), as set forth in the Seventh
         Clause: Measurement, of this contract..................................

 (End of Clause)................................................................


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FIFTH CLAUSE - PRICES AND VALUE

 5.1. For the rendering of the services object of this contract, PETROBRAS will pay to the CONTRACTOR the rates set forth in Attachment II and Attachment III to this contract, under the conditions set forth in Clauses Sixth - Readjustment, Seventh - Measurement, and Eighth - Form
         of Payment.............................................................

 5.1.1. The contract prices include all specified tariffs, supervision, administration, taxes, fiscal emoluments and all expenses that fall directly or indirectly upon the rendering of the services, including profit, needed for its perfect fulfillment, until the end of the contract, no price revision claims being therefore valid...............

 5.2.    The total estimated value of this present contract is of
         R$39,116,746.50 (thirty-nine million, one hundred and sixteen thousand, seven hundred and forty-six reais and fifty cents).....................

 5.3. PETROBRAS does not undertake to make the payment of the total estimated in item 5.2, but of the amount corresponding to the services rendered and accepted by PETROBRAS..............................................

 5.4. In the event the Unit suffers a delay of up to 90 (ninety) days, regarding the time limit granted in item 2.3 of the present contract, the CONTRACTOR will have its total daily rate reduced by 10% (ten percent), as of the beginning of the contract, for a period equal to the number of days of delay............................................

 5.5. In the event the Unit suffers a delay greater than 90 (ninety) days, as of the time limit granted in item 2.3 of the present Contract, besides the maximum reduction of 10% (ten percent) in the total daily rate for a period of 90 days as defined in item 5.4, the CONTRACTOR will be subjected to the imposition of fines according to item 8.1 of this contract...............................................................

5.6. The financial resources necessary for the payment of the services object of the present contract are duly equated and specifically assured in the budget for the present fiscal year and foreseen for the following ones to cover the period for the total rendering of the services..................

 (End of Clause)................................................................

SIXTH CLAUSE - PRICE READJUSTMENT

 6.1. The contract prices in Brazilian currency, will be readjusted yearly, after 1 (one) year as of the month when the CONTRACTOR's proposal was submitted has elapsed, for more or for less, as a result of the variation of the elements that comprise the readjustment formulae, set forth in subitems 6.2.1 and 6.2.2 below................................

 6.1.1. If, during the period of validity of this contract, new legal provisions are created which permit the reduction of the periodicity referred to in 6.1, the parties will make a new agreement regarding the contract prices, to expurgate eventual overprices arising from the periodicity originally established for the application of the readjustment...........................................................

 6.2. The prices set forth in the Unit Prices Spreadsheet - Attachment III to this contract, will be readjusted by applying the following calculation formulae:..............................................................

 6.2.1.  For the prices of Ref 101, 104 and 105 of the Unit Prices Spreadsheet -
         Attachment III:........................................................

                                  INS                  USA                  MEQ
          PCR = PCI. [0.55      --------  + 0.10    ----------    + 0.35    ----
                                 INSo                  USAo                 MEQo

 6.2.2. For the price referring to extra meals, appearing in the Unit Prices
        Spreadsheet - Attachment III:...........................................

                               ABR
            PRC = PCI   .   [-------]
                               ABRo
Where:..........................................................................

PCR=      readjusted contract price;............................................

PCI=      initial contract price, in force on the date of the CONTRACTOR's proposal;.............................................................

INS= Index number of the National Consumer Price Index (INPC), published by the Brazilian Institute of Geography and Statistics-IBGE,
          corresponding to the months in which the readjustment is due..........

INSo= Index number of the INS defined above, corresponding to the month when the CONTRACTOR's proposal was submitted;........................................

USA= value of the United States dollar selling rate in the commercial exchange in force on the 30th day of the month when the readjustment is due;...............................................................

USAo=     value of the same rate in force on the 30th day of the month when the
          CONTRACTOR's proposal was submitted;..................................

MEQ=      definitive value of the Wholesale Price Index - Domestic Availability
          - Brazil - Production Goods - Machinery, Vehicles and Equipment - Machinery and Equipment- Column 15 of the Getulio Vargas Foundation's Magazine "Conjuntura Economica", code A0161724, corresponding to the month when the readjustment is due;...................................

MEQo=     definitive value of that same index, corresponding to the month when the CONTRACTOR's proposal was submitted;..............................

ABR= definitive value of the Price Index - Consumer Price - Brazil-Cost of Living - Food, Column 1, Code A0201475, of the Getulio Vargas Foundation's Magazine "Conjuntura Economica" corresponding to the month when the readjustment is due;...................................

ABRo=     definitive value of this same index, corresponding to the month when the CONTRACTOR's proposal was submitted...............................

6.2.3.    The reference basis of the CONTRACTOR's proposal is the month of
          (blank)...............................................................

6.3. PETROBRAS will make the readjustment calculation, expressing its result, duly made evident, in the Measurement Bulletin (MB) of the services to which it refers, for the purposes of issuing the respective collection document........................................

6.4. In the event of delay in the partial or total disclosure of the indexes, a readjustment factor will be provisionally used, calculated on the basis of the last indexes known by then, at the time the
          Measurement Bulletin (MB) was issued..................................

6.4.1. The eventual difference between the definitive and the provisional readjustment will be invoiced by the CONTRACTOR after the issuing of the Readjustment Bulletin (RB) by PETROBRAS, as provided for in subitem 7.3.1 of this contract........................................

6.5.      The readjustment will not include the services performed before the date when the reason that justifies it has occurred...................

6.6.      The readjustment factor will be applied with 4 (four) decimal places, without rounding off..................................................

6.7. The CONTRACTOR states that the prices proposed for the performance of the services object of the contract have taken into account all costs, inputs, expenses and other legal obligations for the complete fulfillment of the contract provisions established....................

 (End of Clause)................................................................

SEVENTH CLAUSE - MEASUREMENT

7.1.      Periodicity of the measurements of the services and determination of the reimbursable expenses..........................................

7.1.1. For the services, the measurement will be made monthly, according to the procedures mentioned below, with the consequent issuing of the respective Measurement Bulletins (MB):................................

          a) the initial measurement of the services will be made between the date of the beginning of this contract and the last day of the calendar month;.................................................

          b) The intermediate measurements of the services, corresponding to a given month, of the order "m", cover the period between day 01 and the last day of the calendar month of the order "m";........

          c) The final measurement of the services will cover the period between day 01 of the month "m" and the day of the termination of this contract................................................

7.1.2. The reimbursable expenses, if provided for in the contract, will be determined on any day of the month, according to the vouchers submitted to and accepted by PETROBRAS, and more than one determination can be made in the same period covered by the measurement...........................................................

7.1.2.1. The results found will be submitted to the CONTRACTOR on the 5th (fifth) working day, as of the submittal of said vouchers, by means of a Reimbursement Document (RD), which will be signed by the Manager of this contract, for invoicing purposes.................................

7.1.2.2. The reimbursable expenses and the deductions, if provided for in the contract, are to be individually made evident in the Reimbursement
          Documents (RD)........................................................

7.2.      Issuing of the Measurement Bulletins (MB).............................

7.2.1. PETROBRAS, through the Manager of this contract, at the end of each period as mentioned in the letters of subitem 7.1.1 of this Clause, will carry out the measurement of the services, gathering the results found in the Measurement Bulletin (MB), for the signature of the Manager of this contract and of the CONTRACTOR, complying with the following:

          a) For the initial, intermediate and final measurements ending on the last day of a given month of the order "m", the CONTRACTOR will receive one of the copies of the MB up to the 5th (fifth) subsequent working day, so that he may submit the respective collection documents, as provided for in subitem 7.4.1 of this
                Clause;.........................................................

          b) For the final measurement, when the termination of the contract does not occur in the last day of the month, the CONTRACTOR will receive one of the copies of the MB, up to the 5th (fifth) working day after the termination of the contract, so that he may submit the respective collection documents, as provided for in subitem 7.4.1;...............................................

          c) for each measurement period of the services, only 1 (one) collection document may be issued, being understood that collection documents with partial values regarding said period will not be taken into account for payment purposes, with exception of the cases of collection of differences in readjustment, if any;...........................................

          d) In the Measurement Bulletins (MB), the portions regarding the basic and readjustment values, if any, will be made evident, using the last definitive factor known by then, and the deductions, if provided for in the contract.....................

7.3.      Collection of the readjustment difference.............................

7.3.1. For the payment of an eventual .readjustment complement, due to the non-availability of indexes at the time the MB is issued, PETROBRAS will issue a Readjustment Bulletin (RB)...............................

7.3.1.1. The Readjustment Bulletin (RB) will be submitted to the CONTRACTOR on the third working day after the disclosure of the indexes applicable, to the calculation of the definitive readjustment factor..............

7.4.      Time for the submittal of collection documents........................

7.4.1. The CONTRACTOR will submit the respective collection documents to PETROBRAS' Financial Department, as mentioned in item 8.1 of this contract, in the following conditions:................................



      --------------------------------------------------------------------------
                                                OCCASION  FOR THE  SUBMITTAL OF
      TYPE OF MEASURE-MENT   MEASUREMENT              COLLECTION DOCUMENTS
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      INITIAL INTERMEDIATE           MB         Up to the 8th working day
      INTERMEDIATE AND FINAL                    following the last day of the
                                                performance of the serviceds,
                                                and PETROBRAS will make the
                                                payment on the 30th consecutive
                                                day, as of the final day of the
                                                period measured, the provision
                                                in subitem 7.4.1.1 being
                                                complied with.------------------
      --------------------------------------------------------------------------
      INITIAL INTERMEDIATE           RB         In case of an eventual
      INTERMEDIATE AND FINAL                    complement of readjustment
                                                difference, the RB will be
                                                issued up to the 3rd working day
                                                after the index to calculate its
                                                issuing is known and the payment
                                                will be made together with the
                                                payment of the principal, the
                                                minimum of 10 (ten) working days
                                                between the submittal of the
                                                Collection Document and the date
                                                of payment being complied with.-
      --------------------------------------------------------------------------
      DETERMINATION OF               RD         In the first working day after
      REIMBURSABLE                              the DR is issued, and the
      EXPENSES                                  payment will be made in a period
                                                of 30 (thirty) days, as of the
                                                day of its submittal.-----------
      --------------------------------------------------------------------------

 7.4.1.1. The payments due because of this contract, referring to the services, will always occur on the 30th day as of the end of the measured period, included in the MB's, or on the first subsequent working day, provided the CONTRACTOR fulfills the time limits for the submittal of the Collection Documents set forth herein. In the event of noncompliance, by the CONTRACTOR, with said submittal time limits, the payments will be postponed for the number of days equal to the delay in the delivery of such documents.....................................

 7.5.     Measurement follow-up.................................................

 7.5.1. The CONTRACTOR undertakes to follow-up the measurements and the determinations carried out by PETROBRAS, offering, at that time, the impugnations or considerations it deems necessary, which will be submitted to PETROBRAS' appraisal and decision........................

 7.5.2. The CONTRACTOR's signature by its representative before PETROBRAS will imply in the acknowledgement of the accuracy of the Measurement Bulletin (MB) and/or Readjustment Bulletin (RB) for all legal purposes..............................................................

(End of Clause).................................................................

EIGHTH CLAUSE - FORM AND PLACE OF PAYMENT.......................................

 8.1. The monthly payments due as a result of this contract will be made by PETROBRAS to the CONTRACTOR, in Brazilian currency, 30 (thirty) consecutive days, as of the last day of the period of performance of the services, provided the CONTRACTOR submits the collection documents until the 8th (eighth) working day after the last day of the period of performance of the services...........................................

 8.1.1. The payment of an eventual difference in readjustment will be made on the same day in which the payment of the respective service occurs, provided the CONTRACTOR submits the corresponding collection document up to the 5th (fifty) working day after the indexes that permit the issuing of the Readjustment Bulletin (RB) are known...................

 8.1.2.   The payment of reimbursable expenses, if any, will be made 30 (thirty)
          consecutive days after the submittal of the collection document.......

 8.1.3. In the event of non-submittal of the collection documents in the time limits set above, the payment will be postponed for as many consecutive days as those corresponding to the delay in the delivery of the collection documents...........................................

 8.2.     The collection documents will be submitted, together with the original of the document giving rise to them (MB, RB, RD) in the Docket of the Financial Department indicated by PETROBRAS, for the purposes of checking the fulfillment of the time limits for their payment...............................................................

 8.3. The collection documents will be issued without erasures, complying with the pertinent laws in force, and will contain obligatorily the following information:................................................

          a)  Place and date of its emission and number of the collection document;.........................................................

          b)  Number and date of signature of the contract deed;................

          c)  Number and date of the documents originating them (MB, RB, RD);...

          d)  Gross value of the collection documents, both in numbers and in writing;..........................................................

          e) Name and code of the banking establishment, branch and the respective code, and number of the current account of the payee, where the payments will be made;..................................

          f) In order that a particular payment is made in a banking establishment different from the one indicated at the time the contract deed was signed, such amendment will obligatorily be preceded by a fax/correspondence from the CONTRACTOR or will appear in the payee's collection document.........................

 8.3.1. In the event the collection document is inaccurate, it will be returned to the CONTRACTOR and the time limit foreseen in item 8.1 will be postponed for as many days as those corresponding to the delay in the submittal of such document.....................................

 8.3.2. In the event of re-submittal of the collection document, as a result of a previous impugnation, this fact should appear in the history of the collection document...............................................

 8.3.3.   The CONTRACTOR will obligatorily submit, every month to the Manager of the contract:.........................................................

         a)   Payroll of the  CONTRACTOR's  employees  who are involved in the rendering of the services contracted;.............................

         b) A photocopy of the Social Security Payment Slip (GRPS), duly settled and certified, obligatorily filling out the data identifying PETROBRAS, informing on field "8" (other information), the name, CGC/CEI of PETROBRAS, number, date and amount of the Invoice or Bill of Sale referring to the services rendered in the month.............................................

         c) In case of a Cooperative, to submit the payment vouchers of the amounts paid, distributed or credited to its members as a remuneration for the services rendered in fulfillment of this contract..........................................................

 8.3.4.   The collection documents will not be accepted by PETROBRAS if submitted with Income Tax at Source already withheld..................

 8.3.5. It is the responsibility of PETROBRAS' disbursing office the explanation of doubts regarding the issuing of the collection documents.............................................................

 8.3.6. Eventual payments made for more or for less by PETROBRAS, will be compensated as soon as they are detected, and the respective amounts will be duly corrected................................................

 8.3.7.   The CONTRACTOR should indicate the place and fax number, if any, for the receipt of the "Notice of Payment Foreseen".......................

 8.4. The vouchers for the reimbursable expenses due to the CONTRACTOR as a result of this contract deed, will be previously submitted to the Manager of the contract, for checking, besides being duly settled by the respective supplier or service renderer, when such is the case....

 8.4.1. If the original cannot remain in PETROBRAS' hands, copies thereof may be submitted, which will be checked by the Inspector and/or Manager, and the following should appear in every original document: "Copy Submitted for Reimbursement on _/_/_", followed by the signature and identification by name, position and registry number, and the originals will be returned to the CONTRACTOR. The following text will appear in the copies of each document in PETROBRAS' hands: "Checked with the Original On which the Inspector and/or Manager will sign, identifying the signature by name, position, and registry number......

 8.4.2. In special cases of reimbursement of import costs (duties and/or expenses), the CONTRACTOR will send a letter submitting the vouchers for such expenses, together with the import proceeding, to the office responsible for its follow-up.........................................

 8.4.3. The receipt, duly formalized by PETROBRAS, of any reimbursable expense voucher, does not represent the recognition of the debt, nor the proof that the expenses was made............................................

 8.4.4. The collection of reimbursable expenses will be made through the issuing of a Services Invoice, after approval by PETROBRAS of the respective Reimbursement Document-RD, which will be issued up to 5
          (five) working days, as of the date of submittal of said documents....

 8.4.4.1. PETROBRAS' Inspection has 3 (three) working days to proceed with the checking of the expense voucher and to notify its approval to the CONTRACTOR, so that it may issue the Combined Invoice and Bill of
          Sale..................................................................

 8.4.5.   The total amount of the collection document will be obtained by applying the following formula:.......................................


                 VTR  =    VTD  ,    where:
                        ----------
                         I - ICP

      VTR =      total amount to be reimbursed to the CONTRACTOR;...............

      VTD =      total amount of the reimbursable expenses, effectively
                 authorized;....................................................

      ICP = total of the, sum of the aliquots of taxes collected, in the decimal form (ISS or ICMS, as the case may be, COFFINS and
                 PIS/PASEP).....................................................

(End of Clause).................................................................

NINTH CLAUSE - FINES............................................................

 9.1. Non-compliance, by the CONTRACTOR, after ninety-one days beyond the time limit mentioned in item 2.3 of this contract have elapsed, will imply in the imposition of fine against the CONTRACTOR, in a written notice, corresponding to 30% (thirty percent) of the rate foreseen in
          Ref 101 of Attachment III, per day of delay...........................

 9.2. In the event of non-compliance, by the CONTRACTOR, with the inspection's requirements within the time limit it may set, PETROBRAS may, by a written notice, impose against the CONTRACTOR, per day of non-compliance with such requirements, as of the end of the time limit set, a fine corresponding to 20% (twenty percent) of the rate provided for in Ref 101 of Attachment III......................................

 9.3.     The penalties set forth in this Clause do not exclude any other provided for in the Laws in force and/or in this contract.............

 9.4. The amount corresponding to the sum of the basic values of the fines imposed is limited to 10% (ten per cent) of the estimated total value of the present contract...............................................

 9.5. The basic values of the fines will be readjusted by the readjustment factor calculated by the formula shown in subitem 6.2.1 of this contract and in force in the period of its imposition.................

 9.5.1. The fines will be forwarded by the Inspection, for discount by the Disbursing Office, as soon as the pertinent definitive readjustment factors are known.....................................................

 9.5.2. In the event of balance, PETROBRAS reserves itself the right to make or complement the deduction in collection document(s) related to any other contract deed eventually entered into with the CONTRACTOR, or to use any other adequate means to settle the debt, if necessary.........

 9.6. In a written notice and without prejudice of the capacity to rescind the contract, PETROBRAS may impose upon the CONTRACTOR a compensatory fine of 100% (one hundred per cent) of the amount of the conviction, due to default of its labor, social security or tax obligations.......

 9.6.1. The payment of said fine will not exempt the CONTRACTOR from the obligation to reimburse PETROBRAS for the amount imposed upon it as a result of an eventual joint conviction passed by a Labor Court or by the proper administrative jurisdictions...............................

 9.6.2. The CONTRACTOR will be fined in the percentual of 5% (five percent) on the amount of the invoice in the event it does not submit the GRPS or submits it at variance................................................

 9.6.2.1. The GRPS is considered at variance if it does not have proof of payment of social security contributions of all of the CONTRACTOR's
          Brazilian crew working in the fulfillment of the contract.............

 9.7. The CONTRACTOR may appeal against the imposition of the fine, in a declaration, within the non-deferrable time limit of 15 (fifteen)
          consecutive days as of the date the notice is received................

 (End of Clause)................................................................

TENTH CLAUSE - INSPECTION

 10.1. The inspection of the services contracted herein will be carried out by PETROBRAS' representatives, and the CONTRACTOR undertakes to allow their free access to the Unit and to the service locations, and to comply immediately with the observations of such inspection, which will have ample powers to:............................................

 10.1.1. Determine the interruption of the evaluation and/or completion of the well, for the purpose of carrying out formation testing, corings, electric loggings and other services deemed necessary;................

 10.1.2. Determine, provided it comes to its knowledge and is within its capacity, the suspension of the services which perhaps are being carried out in disagreement with the good technique or which threaten the safety of persons or assets of PETROBRAS, third parties and of the
          CONTRACTOR itself, complying with subitem 2.1.7 of Attachment I.......

 10.1.3.  Refuse the use of improper or inadequate techniques, as well as the operations that do not comply with the established programs...........

 10.11.4. Refuse the employment of condemned or improper materials, tools and production string components, which do not comply with PETROBRAS' and
          API's standards.......................................................

 10.1.5. Order the withdrawal, from the worksite, of any of the CONTRACTOR's employees who, in PETROBRAS' opinion, may endanger the good performance of the services or hinder its inspecting activities.......

 10.1.6.  Certify on the accuracy of the information reported daily by the
          CONTRACTOR............................................................

 10.1.7. Notify the CONTRACTOR, in writing, on the imposition of the fines provided for in this contract, including those referring to the
          CONTRACTOR's action or omission.......................................

 10.1.8.  Request from the CONTRACTOR a detailed report on any accident occurred and on any operation or repair performed.....................

 10.1.9. Request from the CONTRACTOR the documentation regarding the proof of payment of its labor obligations, including social security contributions (Negative Debt Certificate) and deposits in the FGTS, for the crew members..................................................

 10.2. RECORDINGS - PETROBRAS' Inspection should record its observations on the Driller's Log approved by the IADC and on the Daily Drilling Certificate (ADP), to safeguard the rights and liabilities foreseen in this contract......................................................

 10.3. During the period of validity of the contract, PETROBRAS will carry out evaluation of the CONTRACTOR's performance, covering the groups in equipment and material, human resources, installations, quality and efficiency. The results of the performance evaluations will be notified and consolidated by means of service performance certificates..........................................................

(End of Clause).................................................................

ELEVENTH CLAUSE - RESCISSION....................................................

 11.1. PETROBRAS may rescind the present contract, without the CONTRACTOR being entitled to any right to indemnity and/or withholding in the following cases:......................................................

 11.1.1. Nonfulfillment, or irregular fulfillment of contract clauses, specifications, operations and Inspection's requests, provided the fact mentioned is not remedied within the time limit of 60 (sixty) days or the repeated commitment of faults in the fulfillment of the contract;.............................................................

 11.1.2. Total or partial subcontracting of the object of the present contract, the association of the CONTRACTOR will another merger/division or total or partial incorporation, except if allowed for in this contract, which affects the good fulfillment of this instrument.......

 11.1.3   Interruption of the services for more than 60 (sixty) days;...........

 11.1.4.  Decree of the CONTRACTOR's bankruptcy.................................

 11.1.5.  When the limit for the imposition of penalties provided for in item
          9.4 of this contract is attained......................................

 11.1.6. Slowness in the performance of the works, leading PETROBRAS to prove the impossibility of completing the services within the established time limits...........................................................

 11.1.7. Non-compliance with the determinations of PETROBRAS' agent appointed to follow-up and inspect the fulfillment of the contract, as well as those of his superiors................................................

 11.1.8.  The dissolution of the CONTRACTOR.....................................

 11.1.9. The corporate change or the modification of the company's purpose or structure, which in PETROBRAS' opinion, hinders the performance of the services;.............................................................

 11.1.10. Delay in the beginning of the fulfillment of the contract for more than 180 (one hundred and eighty) days................................

 11.1.11. Rescission of the Chartering contract of the unit entered into between
          PETROBRAS and MARITIMA NAVEGACAO E ENGENHARIA LTDA....................

 11.1.12. If the limit set forth in subitem 2.1.9 of Attachment II to this contract is attained..................................................

 11.1.13. If the limits set forth in Note 2 of Ref 102 of Attachment II to this contract is attained..................................................

 11.1.14. Non-submittal of the proof of fulfillment of labor obligations towards the employees directly involved in the services object of this contract, including social security contributions and deposits in the FGTS, when requested by the Inspection, or if such default is proved..

 11.1.15. Non-submittal or submittal at variance of the GRPS, when the corresponding invoice is delivered....................................

 11.1.15.1. The rescission for this reason does not prevent PETROBRAS from imposing the respective fine, foreseen in 8.7.2;......................

 11.2.    In the event of rescission of the contract deed for the reasons foreseen in 10.1, PETROBRAS:..........................................

          a)   will take over the object of the contract deed, on the stage and location where it is found;......................................

          b) will enforce the contract guarantee, if any, for the reimbursement of the amounts of fines and indemnities due to it;.

          c)   will withhold the credits arising from the contract deed, up to the limits of the damages caused to it;..........................

 11.3. After the contract is rescinded, as set forth in this Clause, the CONTRACTOR is liable, in legal and contract fashion, for the violation or inadequate performance which gives rise to the rescission, as well as for the reimbursement of damages which PETROBRAS may come to sustain...............................................................

 11.4. After the contract is rescinded, PETROBRAS, at its exclusive judgment, may adjudicate the operations object thereof to whom it deems appropriate, without behooving the CONTRACTOR any consultation or interference, claim and/or indemnity, for whatever title, and the CONTRACTOR will be liable to legal and contract penalties, besides answering for damages PETROBRAS may sustain...........................

 11.4.1.  The CONTRACTOR is also liable for the pertinent administrative sanctions, its full defense being guaranteed..........................

 11.5. In the event PETROBRAS does not impose the right to rescind the present contract according to this Clause, it may, at its absolute discretion, withhold the payments of pending invoices, until the CONTRACTOR fulfills the contract condition it has infringed, but such fact will not represent novation nor will it generate rights that may be claimed by the CONTRACTOR..........................................

 (End of Clause)................................................................

TWELFTH CLAUSE - FISCAL CHARGES.................................................

 12.1. Taxes (taxes, fees, emoluments, fiscal and parafiscal contributions) that are due as a direct or indirect result of the present contract, or of its fulfillment, will be the exclusive responsibility of the taxpayer, so defined in the tax rule, with no right to reimbursement. PETROBRAS, as the disbursing source, will discount and withhold within the legal time period, from the payments it makes, the taxes it is liable to by the laws in force........................................

 12.1.1. The CONTRACTOR states that, in quoting its prices, it has taken into account the taxes (taxes, fees, emoluments, fiscal and parafiscal contributions) charged on the fulfillment of this contract, and it cannot make any claim due to error on such evaluation, for the purpose of requesting a price revision or reimbursement of payments set down by the proper authority...............................................

 12.1.2. Once found, during the period of validity of the contract, that the CONTRACTOR has unduly added to its prices amounts corresponding to taxes, fiscal and/or parafiscal contributions and emoluments of any kind that are not charged to the performance of the services agreed upon, such values will be immediately excluded, with the consequence, reduction of the prices practiced and reimbursement of amounts that may have been paid to the CONTRACTOR..................................

 12.2. If, during the period of validity of this contract, any of the following events occur:

         - creation of new taxes;...............................................

         - extinction of existing taxes;........................................

         - changes in the aliquots;.............................................

         - establishment of tax incentives of any kind; and.....................

         - exemption or abatement of federal, state or county taxes;............

         which, provedly come to increase or reduce the burdens of the parties to the contract, the prices will be revised, so as to f it them into the changes made, compensating, at the first opportunity, any differences arising from such changes. However, if it is a question of tax incentives, the advantages arising therefrom will always be for
         PETROBRAS..............................................................


(End of Clause).................................................................

THIRTEENTH CLAUSE - FORCE MAJEURE

 13.1. PETROBRAS and the CONTRACTOR will not be liable for the nonfulfillment of their respective obligations in case of events that characterize an act of God or force majeure defined in the sole paragraph of Article
          1.058 of the Brazilian Civil Code. Any suspension of performance due to this item will be limited to the period during which such cause or its consequences exist, and such period will be added to the duration of the contract mentioned in the Second Clause of the present contract. However, the CONTRACTOR is assured the right to receive the rate provided for in Ref 104 of Attachment III, with the exception of the exemption from payment set forth in subitem 2.1.4 of the Attachment II, and the reimbursements mentioned in this contract, and furthermore, the parties will severally assume their losses...........

 13.2. If the circumstance that justify the invoking of the existence of an act of God or force majeure occurs, the party unable to fulfill its obligations will immediately notify the other party, in writing, on the occurrence and its consequences................................

 13.3. If the impediment arising from the force majeure lasts for more than 90 (ninety) consecutive days, any of the parties may opt for the termination of the contract, with both parties complying with their mutual obligations due until the date of the beginning of said impediment............................................................

(End of Clause).................................................................

FOURTEENTH CLAUSE ASSIGNMENT AND TRANSFER.......................................

 14.1. The CONTRACTOR cannot assign or transfer, in whole or in part, the present contract, except with PETROBRAS' prior authorization in writing...............................................................

 14.2. The CONTRACTOR cannot assign or give in guarantee, at any title, in whole or in part, the credits of any kind, arising or deriving from the, present contract, except with PETROBRAS' prior authorization in writing. The prior authorization will obligatorily state that PETROBRAS imposes upon the assignee of the credits the exceptions that behooves it, mentioning expressly that the payments to the assignee will be conditioned to the fulfillment, by the assignor, of all of its contract obligations..................................................

 14.3. The occurrence of the above mentioned events, duly authorized by PETROBRAS, does not exempt the CONTRACTOR from any of its contract obligations...........................................................

 14.4. PETROBRAS may assign or transfer, in whole or in part, the present contract, under commercial conditions to be agreed upon by the parties...............................................................

(End of Clause).................................................................

FIFTEENTH CLAUSE - CONTRACT-RELATIONSHIPS.......................................

 15.1. This contract is related to another one for chartering the Unit, signed on this same date between PETROBRAS and MARITIMA NAVEGACAO E
          ENGENHARIA LTDA.......................................................

(End of Clause).................................................................

SIXTEENTH CLAUSE - INTERVENIENCE................................................

16.1. Clause-non-applicable in this Contract....................................

(End of Clause).................................................................

SEVENTEENTH CLAUSE - ACCEPTANCE.................................................

 17.1. After the services are completed in strict compliance with the conditions set forth in the present deed, PETROBRAS will accept them by means of a Definitive Acceptance Deed signed by the parties........

 17.1.1. Before the signature of the Definitive Acceptance Deed the CONTRACTOR will comply with all of the Inspection's requirements regarding claims, without any charge to PETROBRAS...............................

 17.1.2. The signature of the Definitive Acceptance Deed does not exempt the CONTRACTOR from the liabilities provided for in this contract and in the laws in force.....................................................

(End of Clause).................................................................

EIGHTEENTH CLAUSE - LIABILITY...................................................

 18.1. PETROBRAS' and the CONTRACTOR'S liability for damages will be limited to the direct damages in accordance with the Brazilian Civil Code and pertinent laws, with exception of loss of profit and indirect damages, the indirect damages being limited to 100% (one hundred percent) of the total contract value..............................................

(End of Clause).................................................................

NINETEENTH CLAUSE - COMPLEMENTARY DOCUMENTS-------------------------------------

 19.1. The Attachments mentioned below are an integral part of the present contract and, in the event of disagreement between the Attachments and the contract, the text of the contract will prevail...................

                                 ATTACHMENTS

         I  -    Technical specifications of the Unit...........................

         II -    Applicability- of the Rates and Incidents in the Performance...

         III  -  Unit Prices Spreadsheet........................................

         IV  -   Responsibilities in the Performance and Mutual Obligations.....

         V   -   List of Specialized Personnel;.................................

         VI  -   Environmental Operating Conditions.............................

         VII  -  PETROBRAS' Safety Rules........................................

         VIII  - Radio Communication and Radio Beacon Frequency Plan............

         IX  -   Equipment Testing Program......................................

         X -     Procedures in the Event of Fatal Accidents.....................


 (End of Clause)................................................................

TWENTIETH CLAUSE - JURISDICTION.................................................

 20.1. The Jurisdiction of the County of the Capital of the State of Rio de Janeiro will be competent to settle any questions arising from the Present contract, with the express waiver, by the parties, of any other, however privileged.............................................

(End of Clause).................................................................

      AND BEING THUS AGREED, the parties sign the present deed in 3 (three)
copies with the same tenor, with the witnesses below............................
Rio de Janeiro, (blank).........................................................

(SIGNED:) Luiz Eduardo G. Carneiro..............................................

LUIZ EDUARDO G. CARNEIRO - EXECUTIVE SUPERINTENDENT OF EXPLORATION AND
PRODUCTION SOUTH - SOUTHEAST....................................................

PETROLEO BRASILEIRO S.A. - PETROBRAS............................................

(SIGNED:) German Efromovich.....................................................

GERMAN EFROMOVICH - PRESIDENT...................................................

MARITIMA NAVEGACAO E ENGENHARIA LTDA............................................

WITNESSES:......................................................................

(SIGNED:) Elaine Brabo..........................................................

CPF No. 970.702.897-15..........................................................

(SIGNED:) Luiz Carlos Brazil Rodrigues..........................................

CPF No. 610.769.457.91..........................................................

CONTRACT No. 101.2.156.97-1

                              SERVICES RENDERING

                                ATTACHMENT II

         APPLICABILITY OF THE RATES AND INCIDENTS IN THE PERFORMANCE.

 1   - APPLICABILITY  OF THE RATES -  DEFINITION  OF THE SERVICE  RATES PER 24
      (TWENTY-FOUR) HOUR DAY....................................................

REF 101 - OPERATION RATE - It will be applied during the activities requiring the use of the Unit, such as electric logging, formation testing, completion and workover operations, including drilling lines scouring and cutting operations.--

REF 102 - REPAIR RATE - In the periods when there is an interruption of the activities that require the use of the Unit, mentioned in Ref 101 of this Attachment and the operations for Moving the Unit between locations, Ref 105 of this Attachment, due to maintenance, including replacement of mud pump spare parts, and/or repair in the Unit's equipment, or in those which supply is the

CONTRACTOR's responsibility, no rate will be due................................

NOTE 1. The repair period will be considered as of the interruption of the operation that is being performed, until the return to the same situation when the interruption occurred, except for the periods when the interruption in the repair activities occurs due to adverse sea conditions, as set forth in Note 2 of Ref. 104........................

NOTE 2.   In the event the CONTRACTOR remains in Repair Rate for an
          accumulated total of 30% (thirty percent) of the time, for any period of 6 (six) contract months, PETROBRAS may rescind the present contract, based on subitem 11.1.14 of this contract...................

NOTE 3.   It will be considered as repairs the occurrences due to wash outs in the drill pipes and in the other elements of the drill string, belonging the CONTRACTOR, with exception of those arising from the presence of H2S and from abnormal mechanical conditions occurred in the well..............................................................

NOTE 4. At the Inspection's discretion, for the maintenance of the BOP, the CONTRACTOR may be granted a franchise of up to 24 (twenty-four) hours between the instant the BOP is set of the test stump, until its operational withdrawal, and the moment of its movement for the next running in another well, without the CONTRACTOR entering in repair rate, provided such maintenance is carried out according to international standards. In the period within these 24 (twenty-four) hours intended exclusively for the BOP maintenance, the waiting rate
          (Ref. 104) will be due................................................

REF. 103 RATE ADDITIONAL (RA) - In each measurement period, as set forth in subitem 7.1.1 of the contract, the CONTRACTOR will be entitled to the receipt of a Rate Additional calculated by means of the following formulae:................


AT = 0.10 x (NT - NFM - NREP - NIPG - NTOR) x for PI less than or equal to
     0.0300 TO..................................................................

AT = (0.16 - 2 x PI) x (NT - NFM - NREP - NIPG -for 0.03 less than or equal
     PI  0.0800 NTOR) x TO......................................................

AT = Zero .........................to PI>  0.0800

Where:..........................................................................

AT = Rate Additional............................................................

TO = Operation Rate (REF 101)...................................................

PI = Unavailability Proportion, calculated with 4 (four) decimal places, being:.

                       NREP + NIPG + NTOR
                PI = _________________________
                           NT - NFM

 NT =  Total number of   days in the measurement period considered;.............

 NFM = Total number of days in which the act of God or force majeure occurs, as defined in the Thirteenth Clause of the contract, in the measurement period considered;.......................................................

 NREP = Total number of days under repair rate (Ref 102) in the measurement period considered;......................................................

NIPG = Total number of days under exemption from payment
       (according to item 2.1 of this ATTACHMENT) in the measurement period considered; .............................................................

NTOR = Total number of days with reduced operation rate (according to subitems 2.2.3 and  2.2.4 of this Attachment) in the  measurement period considered........................................................

REF. 104 - WAITING RATE (TE) - corresponds to 95% (ninety-five percent) of the Operation Rate (TO) and which will be applied in Bad Weather, Force Majeure and waiting situations, as defined below:...........................................

1) Bad Weather Situations - in the event of stoppage of the operations when environmental conditions are so severe as to endanger the unit's operating capacity, the limitations in Attachment VI, being complied with, making the operations unstable or unsafe or preventing support vessels to have access to the Unit, or preventing the tugs' operations, at the time of change of locations, although the Unit may operate normally, in spite of the bad weather. ..................................................................

2) Force Majeure Situations - during the period when the Unit cannot operate, due to act of God or force majeure, as defined in the Thirteenth Clause of the contract, until the removal of the impediment or the rescission of the contract, as the case may be...............................................

3) Waiting - waiting for the arrival, maintenance or availability of materials from PETROBRAS or third parties, under PETROBRAS' responsibility, even if the maintenance is made in the Unit; waiting for daylight to carry out formation tests; waiting for orders from PETROBRAS, such as, but not limited to: change of programs, definition to proceed with the completion or other production activity, rest for PETROBRAS' team or of those of third party at PETROBRAS' service; waiting for tugs or support vessels...........

 NOTE 1. The period spent in disconnecting the LMRP from the BOP due to environmental conditions, will be considered as bad weather situation, until the return to the previous situation............................

 NOTE 2.  If a bad weather situation occurs which interrupts a repair activity, the Waiting Rate (Ref 104) with a 40% (forty percent)
          reduction will be due during that period..............................

REF.  105 - MOVING  RATE -  corresponds  to 95%  (ninety-five  percent) of the
Operation Rate (TO) and will be applied during the following periods:...........

a) Beginning of the Contract - After the acceptance of the Unit's equipment operating conditions, once the general testing provided for in item 3.1. of the contract has been carried out, until the spud in of the first well;

b) Between locations - After the end of the, completion or intervention operations in a well, with the arrival of the BOP or tool used in the well (the one which occurs last) in the moon pool, until the spud in or reentry in a new well (beginning of running the first tool for access to the well).....................................................................

 NOTE: In this period are included the DP system calibration and tests, always in each new location, and others in each contract year or at any time, when requested by PETROBRAS............................................

c) End of the Contract - After the end of the spud in or intervention operations in the last well, with the arrival of the BOP or tool used in the well (the one which occurs last) in the moon pool, until the Unit's arrival in a sheltered waters location, chosen in common agreement between the parties, or, if there are PETROBRAS' equipment still aboard, until the withdrawal of such equipment from the Unit................................

2 - INCIDENTS IN THE PERFORMANCE................................................

 2.1. Exemption from Payment - PETROBRAS will be exempted from the payment of the rates foreseen in this Attachment, during the period in which occurs:...............................................................

 2.1.1. Interruption of the services due to the CONTRACTOR's duly proven fault arising from operational error and/or lack of material or equipment, inclusive due to the loss of equipment or subaquatic spare parts......

 2.1.2.   Stoppage of the services and/or of the Unit due to measures related to impositions by made the insurers......................................

 2.1.3.   CONTRACTOR's refusal to operate under the conditions foreseen in
          Attachment VI - Environmental Operating Conditions....................

 2.1.4. Stoppage of the services and/or of the Unit for inspection or dockage purposes, including surveys and dockages arising from act of God or force majeure, as defined in the Thirteenth Clause of the contract, the corresponding expenses also running for the CONTRACTOR's account..

NOTE 1. The exemption from payment will begin in the moment there is an interruption of the operational continuity object of this contract, even if the withdrawal of all or part of PETROBRAS' and/or the CONTRACTOR's cargo becomes necessary for the inspection and/or dockage.

NOTE 2.   The end of the exemption from payment, due to the inspection and/or dockage, will occur:..................................................

          a)   On the return to the same location, the moment the operations returns to the previous situation;...............................

          b) On the mobilization for another location, the moment the Unit starts sailing after PETROBRAS' and/or the CONTRACTOR's materials have been put back on board......................................

 2.1.5. Occurrence of kick, drill string sticking, loss of circulation, fishing or abandonment, caused by the CONTRACTOR's duly proven action or omission, from the moment the problem was ascertained, until the return to the situation prior to its occurrence, or displacement to another location, in the event of abandonment.........................

 2.1.5.1. The exemption from payment referred to in 2.1.5 will be limited to a period of 15 (fifteen) days, per event, after which the reduction foreseen in subitem 2.2.3 of this Attachment will be applied..........

 2.1.6. Occurrence of blow out caused by the CONTRACTOR's duly proven action or omission, from the moment the problem was ascertained, until the return to the situation prior to its occurrence................................

2.1.6.1. The exemption from payment referred to in item 2.1.6 will be limited to a period of 45 (forty-five) days, after which the reduction foreseen in subitem 2.2.4. of this Attachment will be applied.........

 2.1.7.   Suspension of the services, determined by PETROBRAS' Inspection, based on item 10.1.1 of the contract........................................

 2.1.8. Interruption of the operations due to a failure occurred- in any of the Unit's equipment, at the time of the testing to be carried out according to item 3.1 of the contract.................................

 2.1.9. In the occurrence of events of exemption from payment foreseen in subitems 2.1.1, 2.1.2, 2.1.3, and 2.1.7, for a total accumulated period of time exceeding 30% (thirty percent) in any 6 (six) month period, PETROBRAS may rescind the present contract, based on its subitem 11.1.13.......................................................

 2.2.     Reduction in the Operation, Waiting and Movement Daily Rate.
          The rates foreseen in this Attachment will be reduced in the following cases:................................................................

 2.2.1. Total or partial inoperativeness or malfunction of any equipment which delays or hinders the operations, such as, but not limited to, winches, kelly spinner, geolograph, current meter, air compressors, shale shaker, mixing pumps, mud laboratory equipment and bulk receipt and transfer systems, are reason for the reduction of the daily rate foreseen in Ref 101, in 1% (one percent), cumulative per equipment, provided the CONTRACTOR is notified in writing in the Daily Drilling Certificate (ADP), by PETROBRAS' Inspection and which, after the time limit the latter has set to repair said equipment, such repair has not been made.............................................................

 2.2.2. Low Efficiency - Reference Rates 101 and 105 of this Attachment will suffer a 20% (twenty percent) reduction, in the event low efficiency is verified, according to the operating efficiency parameters listed below. Such reduction will be applied during the whole corresponding activity period in which low efficiency is verified:..................

Operating Parameters:

-     Maneuver of the drill string in a cased well (except BHA):................

      o     Inside the riser and 20" casing = 500 m/h...........................

      o     Inside the 13 3/8" casing = 600 m/h.................................

      o     Inside of 9 5/8" casing = 700-m/h...................................

-     Break of DP's per unit = 25jt/h...........................................

-     Casing string - run in the sea/inside the riser/previous  casing (joints approximately 12 m long)..................................................

      o     30" Casing -      2 jt/h
      o     20" Casing -      5 jt/h
      o     13 3/8" Casing    13 jt/h
      o     9 5/8" Casing     18 jt/h
      o     7" Casing - 15 jt/h

-     Running of driller  riser,  excluding  normal  time for  testing  (50 ft joint): 45m/h.............................................................

-     Pulling of drilling riser (50 ft joints): 60 m/h..........................

-     Installation or pulling of the kill/choke lines/ telescopic joint/stretchers: 6.0h....................................................

-     Diverter installation or pulling: 2.Oh....................................

-     Assembly of the dampening lines in the M.R.: 1.5h.........................

-     Assembly of the flexitube equipment: 5.0h.................................

-     Assembly of the production tail: 2.0h.....................................

-     Tubing running or pulling, per unit - 150 m/h.............................

-     Tubing  running  or  pulling  per  section - 300 m/h  Completion  risers running or pulling - 50 m/h...............................................

-     Assembly of terminal head and slings -2.0 h...............................

-     Moving of WCT to/from the moon pool - 3.0 h...............................

-     Moving of tree cap or tree running tool to/from the moon pool - 2.5h......

-     Assembly of lubricator and wire line BOP - 1.5h...........................

NOTE:    The above mentioned operating  parameters are based on normal weather conditions.............................................................

 2.2.3. Beginning on the 16th (sixteenth day), inclusive, of the occurrence of kick, drill string sticking, loss of circulation or fishing, caused by the CONTRACTOR's duly proven action or omission, until the return to the situation prior to its occurrence, the applicable rate will be reduced by 50% (fifty-percent)........................................

 2.2.4. Beginning on the 46th (forty-sixth) day, inclusive, of the occurrence of Blow-out caused by the CONTRACTOR's duly proven action or omission, until the return to the situation prior to its occurrence, the applicable rate will be reduced by 50% (fifty percent)................

 2.3.     Period of Validity of the Contract Rates - the contract rates set forth in this Attachment will apply in the period set forth below:....

          a) Beginning: release of the Unit, by PETROBRAS, to sail to the first location, after the equipment general testing foreseen in item 3.1 of the contract has been carried out, with the exception of the provision in its subitem 3.1.1.1..........................

          b) End: after the end of the completion of the last well, with the Unit' s arrival at a port or sheltered waters chosen by common agreement between the parties, and if there are PETROBRAS' equipment still aboard, with the withdrawal of such equipment from the Unit....................................................

 2.4. Blow-Out - PETROBRAS will be responsible for the well control operation costs, in the event of blow-out and caving caused by the blow-out. Such provisions apply only to the well control costs and do not apply to the loss of assets, lesions and/or damages caused by the blow-out, which are protected by the provisions of the pertinent items of this contract. The CONTRACTOR undertakes to place at PETROBRAS' disposal all of its resources in personnel and equipment related to this contract, without any additional charges to PETROBRAS. If the CONTRACTOR has contributed with duly proven action or omission for the occurrence of the accident, no rate will be due, until the solution of the problem, subitems 2.1.6 and 2.2.4 of this being complied with...............................................


(End of Attachment).............................................................

--------------------------------------------------------------------------------
CONTRACT No. 101.2 156.97-1.....................................................

                    ATTACHMENT III - UNIT PRICES SPREADSHEET

SERVICES RENDERING
--------------------------------------------------------------------------------
UNIT PRICES SPREADSHEET
--------------------------------------------------------------------------------
OBJECT OF BID: Services of Drilling, Completion, Evaluation and Workover of of Oil and Gas Wells, by means of the use of a Floating Unit, provided with Dynamic Positioning System.
--------------------------------------------------------------------------------
PLACE OF OPERATION:  Brazilian Continental Shelf and International Waters.
--------------------------------------------------------------------------------
UNIT'S NAME:  AMETHYST 7
--------------------------------------------------------------------------------
COMPANY'S NAME:  MARITIMA NAVEGACAO E ENGENHARIA LTDA.
--------------------------------------------------------------------------------
    CODE                 ITEMIZATION                      UNIT   UNIT PRICE (R$)
--------------------------------------------------------------------------------
07.201.351    Operation Rate (Ref. 101)                   Day  15,729.00
--------------------------------------------------------------------------------
07.201.358    Repair Rate (Ref. 102)                      Day  No rate will be
--------------------------------------------------------------------------------
07.201.362    Waiting Rate - Bad Weather (Ref. 104.1)     Day  (95% of Ref. 101)
--------------------------------------------------------------------------------
07.201.363    Waiting Rate  -  Force Majeure (Ref. 104.2) Day  (95% of Ref 101)
--------------------------------------------------------------------------------
07.201.364    Waiting Rate  -  Waiting (Ref. 104.3)       Day  (95% of Ref. 101)
--------------------------------------------------------------------------------
07.201.366    Movement Rate - (Ref. 105)                  Day  (95% of Ref. 101)
--------------------------------------------------------------------------------
09.252.008    Meals (Item 3.11 of Serv. Rendering Cont.)  Each 20.00
--------------------------------------------------------------------------------
                         SIGNATURES                       DATE OF THE
                                                          PROPOSAL
--------------------------------------------------------------------------------
PETROBRAS                       CONTRACTOR                   10/08/97
Andre de                  German Efromovich
Mesquita
Pinto
--------------------------------------------------------------------------------

(Rubber stamp:  Andre de Mesquita Pinto - Register No. 014177.3.)...............

CONTRACT No. 101.2.156.97-1.....................................................

                              SERVICES RENDERING

                                ATTACHMENT IV

                    RESPONSIBILITY IN THE PERFORMANCE AND

                              MUTUAL OBLIGATIONS

1  - RESPONSIBILITIES IN THE PERFORMANCE........................................

 1.1. The CONTRACTOR should provide, at its own expenses, pipe inspection according to API-RP 7 G Standard for drill string elements in use, at every 15,000m drilled. This inspection should be necessarily made by personnel accredited by PETROBRAS, and accompanied by PETROBRAS' Inspection which will attest the drill string conditions in accordance with the results of said inspection. The drill string elements rejected by the Inspection will be immediately repaired and/or replaced by the CONTRACTOR, who will undertake the corresponding costs.................................................................

 1.1.1.   The CONTRACTOR should make provisions so that the same numbering of the parts is maintained for the period of validity of the contract....

 1.1.2. The reports on the inspections made on the drill string, riser column, and handling equipment will be submitted to PETROBRAS immediately after their performance...............................................

 1.1.3. The CONTRACTOR should maintain a control of the elements of the string used in each well, recording at each maneuver, in the driller's log, which parts belong to the BHA in use, mentioning, the inspection report numbering......................................................

 1.1.4. The CONTRACTOR will provide, for its own cost, for the inspection of the drill string, when requested in writing by PETROBRAS, in the event of abnormal occurrences, such as wash-out or frequent string breaks...

 1.1.5. The CONTRACTOR will provide, for its own cost, for the inspection according to API RP-8B standard, in each contract year, in all drill string handling equipment, such as, but not limited to, slips, elevators, travelling tongs, hook, elevator arms, spiders, drilling winch, etc. This inspection should be necessarily accompanied by PETROBRAS' Inspection which will attest the drill string conditions in accordance with the results of said inspection. The equipment rejected by the Inspection will be immediately repaired and/or replaced by the
          CONTRACTOR............................................................

 NOTE: The same procedure described in 1.1.5 will be applied to the riser column and to its handling tools, complying with standard API RP2K.

 1.2. Casing - The CONTRACTOR should measure and run the conductors and the casing strings in accordance with the drilling programs established by PETROBRAS..........................................................

 1.2.1.   The CONTRACTOR will keep the casing pipes with their respective protectors............................................................

 1.2.2.   The CONTRACTOR will exert its best efforts to remove all recoverable casing, when the well is abandoned....................................

 1.3. Cementing, Formation Testing and Electric Logs - the CONTRACTOR will provide facilities and give assistance to third parties, in charge by PETROBRAS, for the performance of cementing, electric log, drill string testing, and other related services, complying with the programs and safety rules set down by PETROBRAS.......................

 1.4.     Fishing - the CONTRACTOR should carry out all fishing operations that may become necessary..................................................

 1.5. Subsurface Pressures - the CONTRACTOR will exert its best efforts to control subsurface pressures, always maintaining all safety equipment, including the ancillary ones, in good operating conditions, so as to avoid contamination of the drilling fluid by hydrocarbons and fires resulting from blow-outs..............................................

 1.6. Well Completion and Abandonment - the CONTRACTOR will complete or abandon the wells in safety conditions, according to the programs set down by PETROBRAS.....................................................

 1.7. Drilling Reports - the CONTRACTOR undertakes to inform daily to PETROBRAS, until 01:00h of the following day, on the progress of the operations, weather conditions, bulk and liquid stock consumption, and the status of the equipment that comprise the vessel's dynamic positioning system, and of others that the Inspection considers necessary, by means of bulletins, reports and records approved by the
          IADC and/or required by the Inspection................................

 1.7.1. The duration of the delays or wastes of time, their reasons, and other facts deemed important, will be recorded in detail in the Daily
          Drilling Data.........................................................

 1.7.2. Whenever requested by PETROBRAS, the CONTRACTOR will submit detailed reports on the progress of the operations carried out, or on any accident that may have occurred.......................................

 1.8.     The CONTRACTOR undertakes to inform immediately to PETROBRAS,
          Inspection when the Unit enters in a Degraded State...................

 1.8.1.   The following situations are considered Degraded State: (to be defined in common agreement between the parties)..............................

 1.8.2. In the event of non-fulfillment of Clause 1.8, and the Unit comes to enter into yellow alert or red alert, a 20% (twenty percent) fine will be charged on the operation rate during the whole period in which the abnormality persists..................................................

 1.9. The CONTRACTOR undertakes to measure the sea current profiles (intensity and direction with reference to the true North) from the surface of the sea down to the sea bottom, carried out at 0600 and 1200 GMT (Greenwich Mean Time), and to deliver daily the data obtained to PETROBRAS. Such profiles should obligatorily cover the following depths: 20, 50, 150, 200, 250, 300, 350, 400m, and at every 100 (one hundred) meters thereafter, until the last depth investigated corresponds to 5 (five) meters from the bottom of the sea.............

 1.9.1.   The data should be delivered to PETROBRAS' Inspector, in disk and in a format according to PETROBRAS' instructions...........................

 1.10. Maintenance and Conservation - the CONTRACTOR will be responsible for the maintenance, conservation and cleaning services of the Unit and of all existing equipment and installations, maintaining all safety devices in perfect operating and adjustment conditions................

 1.10.1. The CONTRACTOR undertakes to keep and maintain PETROBRAS's materials and equipment, aboard the Unit, as well as all that are object of the loading and unloading operations in the support vessels...............

 1.11. Ancillary Services in equal price, time limit and availability conditions, the CONTRACTOR should give preference to the ancillary services rendered by Brazilian companies, when they become necessary for the rendering of the services object of this contract.............

 1.12. Lubricants - to preferably use lubricants of the make PETROBRAS DISTRIBUIDORA-BR, submitting a justification in the event it uses another make..........................................................

 1.13. Wellhead inclination - the wellhead will not be installed with inclinations exceeding 1 1/2 degrees (one and a half degree). If, by the Inspection's decision, the well continues to be drilled with an inclination exceeding that limit, the possible wear of the inner parts of the BOP, Lower Marine Riser, Adapter Riser and Spool, resulting therefrom, will be PETROBRAS, responsibility, provided the CONTRACTOR proves that said wear resulted from the operation in that well with wellhead inclination exceeding 2 degrees (two degrees)................

 1.14. The CONTRACTOR should submit a description of its operating procedures for the events of disconnection, formation testing, and BOP and choke manifold testing......................................................

 1.14.1.  The procedures to be adopted will be discussed and approved by
          PETROBRAS.............................................................

 1.15. The Board -Superintendents, Tool Pushers, and Drillers will be required to have proven technical competence in kick control, attested by a certificate of training in an entity recognized by PETROBRAS.....

 1.16. The CONTRACTOR should carry out well shutoff training exercises every week, on an occasion to be agreed upon with the Inspection, and according to the rules in force in PETROBRAS, which operation should be entered in the Driller's Log.......................................

 1.16.1. The CONTRACTOR should submit a Safety Project for BOP, Choke Manifold and in well shutoff training test, which will be approved by
          PETROBRAS' Inspection.................................................

 1.17.    Drill Riser - the CONTRACTOR will maintain the drill riser, inner joints perfectly clean and free from debris and/or rust...............

 1.17.1. The CONTRACTOR should perform the inner cleaning of all drill riser joints, using the proper tool and compressed air, whenever the operation following the riser string run is a completion and/or workover operation....................................................

CONTRACT No. 101.2.156.97-1.....................................................

                            2. MUTUAL OBLIGATIONS

--------------------------------------------------------------------------------
        DESCRIPTION                             ON ACCOUNT OF      SUPPLIED BY
--------------------------------------------------------------------------------
                                               PET      CONT      PET     CONT
--------------------------------------------------------------------------------
1. Cementing, logging, formation                X                X and    X
and/or production tests, directional
drilling, perforating, wireline,
nitrogen unit, flexitube, etc.
--------------------------------------------------------------------------------
2. Welding services necessary for                       X                 X
drilling, completion, well abandonment
and maintenance operations.
--------------------------------------------------------------------------------
3. Technical supervision for                    X                X
manufacturing and control of
drilling fluid, completion.
--------------------------------------------------------------------------------
4. CONTRACTOR's land support                            X                 X
base (office and storehouse).
--------------------------------------------------------------------------------
5. Handling and storage of                              X                 X
materials and equipment belonging
to or supplied by the CONTRACTOR
on land or in the Unit.
--------------------------------------------------------------------------------
6. Handling and storage of                              X                 X
materials and equipment of
PETROBRAS or third parties,
aboard the Unit.
--------------------------------------------------------------------------------
7. Land transportation, cargo                           X                 X
loading and unloading of materials
under the CONTRACTOR's responsibility.
--------------------------------------------------------------------------------
8. Fishing services.                                    X                 X
--------------------------------------------------------------------------------
9. Cleaning and painting services                       X                 X
aboard the Unit, including those
of PETROBRAS' materials and equipment
installed in the Unit.
--------------------------------------------------------------------------------
10. Mess room, hostelry and meal
supply services:

- CONTRACTOR's personnel                                X                 X
- PETROBRAS personnel (up to 1300                       X                 X
  meals a month)
- PETROBRAS personnel (exceeding               X                  X       X
  900 meals a month)
--------------------------------------------------------------------------------
11. BOP and riser lines tests,                          X         X
not programmed, carried out
with the Cementing Unit.
--------------------------------------------------------------------------------
12. Operations with special tools.                      X                 X
--------------------------------------------------------------------------------
13. Air or sea transportation                  X                  X
of the CONTRACTOR's equipment
and personnel in the area of operation.
--------------------------------------------------------------------------------
14. Air or sea transpiration                            X         X or    X
of the CONTRACTOR's personnel
in the area of operation, besides
those programmed for shift changes
and Supervision personnel.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15. Air or sea transportation                           X         X
programmed but not used by
the CONTRACTOR, without
prior notice to PETROBRAS.
--------------------------------------------------------------------------------
16. Air or sea transportation                           X         X
of the CONTRACTOR's material
and/or personnel, in an emergency
character, due to the CONTRACTOR's
failure or lack of programming.
--------------------------------------------------------------------------------
17. All customs expenses, fees,                         X                 X
including agent services, licenses,
taxes or similar charges regarding
the import or shipment to the Unit
of all equipment, spare parts and
consumables of the CONTRACTOR.
--------------------------------------------------------------------------------
18. All expenses, including those                       X                 X
with licenses, taxes or similar
charges regarding the vessel's
adaptation and operation in
accordance with the Laws, Rules,
Decrees, Administration Rules and
Instructions in force in Brazil.
--------------------------------------------------------------------------------
19. Services of submarine                       X                 X
inspection, measurement,
intervention, etc. with a
remote operated submarine vehicle.
--------------------------------------------------------------------------------
20. Services to interconnect the                        X                 X
boom lines with the burners.
--------------------------------------------------------------------------------
21. Special repair and recovery
services with qualified welding
in equipments and lines belonging to:

      a) PETROBRAS                              X                 X
      b) CONTRACTOR                                    X                  X
--------------------------------------------------------------------------------
22. Communication services
via satellite, when used by:

      - PETROBRAS                               X                 X or    X
      - the CONTRACTOR                                 X          X or    X
--------------------------------------------------------------------------------
23. Maintenance of communication                       X          X or    X
service via satellite
--------------------------------------------------------------------------------
24. Rental or Brasilsat                         X                 X or    X
satellite signal
--------------------------------------------------------------------------------
25.  Rental of satellite signal                        X                  X
for the DGPS
--------------------------------------------------------------------------------
26. Services in the burners
supplied by the CONTRACTOR.

    -  Operation during production tests        X                 X
    -  Maintenance and repairs                         X                  X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
27. Services for the Remote                 |      |        |         |        |
                                            |      |        |         |        |
    -  Operation Vehicle (ROV:              |   X  |        |     X   |        |
       Installation, operation,             |      |        |         |        |
       maintenance and removal of           |      |        |         |        |
       the vehicle                          |      |        |         |        |
    -  Welding services and adaptation      |      |   X    |         |   X    |
       work for the installation and        |      |        |         |        |
       removal of the vehicle, winch,       |      |        |         |        |
       command cabin, storehouse and        |      |        |         |        |
       workshop                             |      |        |         |        |
--------------------------------------------------------------------------------


(End of Attachment)-------------------------------------------------------------

CONTRACT No. 101.2.156.97-1-----------------------------------------------------

                                ATTACHMENT "V"
                   LIST OF (MINIMUM) SPECIALIZED PERSONNEL
                                    ABOARD


-  Captain or Barge                             1
-  Tool Pusher (1 superintendent on board)      2
-  Driller                                      2
-  Assistant Driller                            2
-  Derrickman                                   2
-  Roughneck                                    6
-  Crane operator                               2
-  Area Man                                     8
-  Welder                                       2
-  Watchstander                                 2
-  Subsea Engineer                              1
-  Mechanic                                     1
-  Assistant Mechanic                           1
-  Electrician                                  1
-  Assistant Electrician                        1
-  Radio Operator (Portuguese speaking)         2
-  Male nurse                                   1
-  Storekeeper                                  1
-  Safety guard                                 1

 NOTE: Supplementary personnel will be supplied according to the CONTRACTOR's conveniences and needs or to comply with the requirements of government laws.------------------------------------------------------------------

CONTRACT No. 101.2.156.97-1-----------------------------------------------------

                               ATTACHMENT "VI"

                      ENVIRONMENTAL OPERATING CONDITIONS

                    (PERMISSIBLE LIMITS FOR ENVIRONMENTAL

                      CONDITIONS ACTING SIMULTANEOUSLY)

 -------------------------------------------------------------------------------
                                       PITCH OR
         OPERATION           HEAVE      ROLL       WIND     WAVES     CURRENT
                            (feet)    (Degrees)   (MPH)    (feet)     (knots)
 -------------------------------------------------------------------------------
 Conductor's jetting/driving  2.0        2.5        30       3.0        1.4
 -------------------------------------------------------------------------------
 Drilling                     2.5        3.0        30       3.0        1.4
 -------------------------------------------------------------------------------
 Casing running               2.0        3.0        30       3.0        1.4
 -------------------------------------------------------------------------------
 Casing hanger setting        1.5        2.0        30       2.1        1.4
 -------------------------------------------------------------------------------
 BOP running                  1.5        1.5        19       2.1        2.5
 -------------------------------------------------------------------------------
 BOP setting                  3.5        1.5        19       2.1        1.4
 -------------------------------------------------------------------------------
 Maneuvering                  3.5        3.0        44       8.5        1.4
 -------------------------------------------------------------------------------
 LMPR disconnection            7          4         51      10.5        2.5
 -------------------------------------------------------------------------------
 LMRP connection              1.5        1.5        19       2.1        1.4
 -------------------------------------------------------------------------------
 Formation testing            3.5        4.0        44       8.5        1.4
 -------------------------------------------------------------------------------
 Operating with boats         2.5        3.0        39       6.7        1.4
 -------------------------------------------------------------------------------
 Running the WCT (lay-away)   1.5        1.5        19       2.1        2.5
 -------------------------------------------------------------------------------
 Running  the WCT  (without
 lines)                       1.5        1.5        19       2.1        2.5
 -------------------------------------------------------------------------------
 Operation with flexitube     2.0        3.0        30       5.0        1.4
 -------------------------------------------------------------------------------
 Operation with wire-line     3.0        4.0        44       8.5        1.4
 -------------------------------------------------------------------------------
 Operation with BAP           2.5        3.0        39       6.7        1.4
 -------------------------------------------------------------------------------

  NOTE: These data may be corrected/adjusted later and in common agreement, considering the Unit's operating performance---------------------------

CONTRACT No. 101.2.156.97-1-----------------------------------------------------

                               ATTACHMENT "VII"
                           PETROBRAS' SAFETY RULES

1.    Service Rule No. 46/71:

      o     Safety Rules for Offshore Operations.

 2.   Service Order No. 01/72:

      o     Operational Safety Rules - Continental Shelf.

3.    Service Rule No. 41/72:

      o     Electricity - Safety Rules

4.    Service Order No. 01/76:

      o     Industrial Safety Rules (general)

      o     Industrial Safety Rules (Drilling)

      o     Industrial Safety Rules (Production)

 5.     General Safety Manual:

      o     Safety and Environmental Instruction for Contractors (E&P - BC).

CONTRACT NO. 101.2.156.97-1

                               ATTACHMENT VIII

                          EQUIPMENT TESTING PROGRAM

      In order to carry out the Unit's equipment testing in an easier and more agile manner, the CONTRACTOR is to submit to PETROBRAS, as quickly as required the following documents:...............................................

1.    CERTIFICATES..............................................................

      a) Survey and Appraisal Report, updated and valid for the fiscal year regarding the Unit offered, issued by one of the entities: ABS, NOBLE & DENTON, DNV, LLOYDS or BUREAU VERITAS, and if the report is issued abroad, it will be translated into Portuguese by a sworn public translator and notarized in the Brazilian Consulate..........
      b) Classification or Class Confirmation Certificate for hull and equipment, compatible with the proposal submitted (certified copy);.
      c)    Report on claims from the classification societies mentioned in the
            Class Confirmation Certificate (in the event there are claims);.....

 NOTE: PETROBRAS will evaluate the above mentioned documents and will mention in what time limits eventual claims are to be settled, and at PETROBRAS' judgment, it can be at the time of the Unit's inspection or at mobilization after the contract is signed...........................

      d)    Freeboard Certificate;..............................................
      e)    IOPP (International Oil Pollution Prevention) Certificate;..........
      f)    IMO-MUDU-CODE  Certificate  -  Mobile  Offshore  Drilling  Unit  -
            latest edition (unnecessary for Drill Ship);.......................
      g)    Cargo Ship Safety Equipment Certificate;............................

      h)    Cargo Ship Safety Construction;.....................................

 NOTE:   All documents required are to be within their period of validity.

2.    INDUSTRIAL SAFETY AND ENVIRONMENTAL CONTROL...............................

      -     Manuals and emergency plans in the Portuguese language..............

 3.   STORAGE CAPACITY..........................................................

      -     Complete floor plan of bulk movement system, specifying:............

      a)    Exclusive lines to move cement;.....................................

      b)    Exclusive lines to move bentonite and baritine;.....................

      c)    Location and type of bulk line valves and their respective driving systems;............................................................

      d)    Pneumatic lines for cleaning and clearing bulk lines;...............

      e)    Location of the manometers;.........................................

      f)    Quantity, flow, operation pressure and location of compressors;.....

      g)    Quantity, flow, operating pressure and location of the air drying unit(s);............................................................

      h)    Schematic drawing of each silo with their respective aeration systems and points of connection with the bulk lines................

4.    FLUID CIRCULATION AND PROCESSING SYSTEM...................................

       - Sketch of the system emphasizing pulsation dampers (suction and tamping), safety valves, feed pumps, position of the suction lines in relation to the suction sieves' tanks and filters................
       -    Floor plan of the drilling fluid feed and discharge lines showing the flexibility in relation to the sand traps and mud tanks.........

       - Floor plan of the degasser installation showing the active tank, separate processed mud and gas discharge lines, emphasizing the connection point of this line with the gas discharge line...........

       - Floor plan of the mud tanks system, emphasizing the supply lines, gun lines, mixture funnel and centrifugal pumps interconnection lines...............................................................

5.    WELLHEAD SAFETY EQUIPMENT SYSTEM..........................................

       -    Sketch of the BOP/LMRP, specifying lines, valves and
            measures/dimensions.................................................

       - Floor plan of the kill and choke lines from the BOP to the choke manifold, specifying valves, connections, dampener chambers, anchorage points and interconnection with the other systems.........

       -    Floor plan of the atmospheric air separator ........................

       -    Layout of the trip tank installation, giving the following information:........................................................

            a)    Capacity;.....................................................

            b)    Location;.....................................................

            c)    Sensitivity;..................................................

            d)    Measuring system;.............................................

            e)    Scale type;...................................................

            f)    Driller's scale visualization conditions;.....................

            g)   Supply System for the above item...............................

            - Floor plan of the stand pipe manifold, specifying lines, valves, manometers and interconnections with the other systems.......................................................

            - Inspection report on the riser, riser handling tools and connectors, telescopic joint and flexible joint, according to the API RP 2P and RP 2Q standards, with update date not exceeding 1 year..............................................

NOTE:   If the reports show the need of repair in some equipment,  the service performance certificates will also be submitted.........................

       -    Biannual inspection certificate of the choke manifold, with the manufacturer's approval.............................................

       -    Biannual inspection certificate of the BOP unit and driving system, with the manufacturer's approval....................................

       -    Biannual inspection certificate of the BOP, with the manufacturer's approval............................................................

       -    Proof of technical hability of the well drilling and control personnel...........................................................

       -    To supply an internal maintenance and rust prevention program for the marine risers: and kill and choke lines.........................

6.    ENERGY GENERATION SYSTEM..................................................

       -    Unifilar diagram of the energy generation and distribution system...

7.    STABILITY.................................................................

       -    To submit the vessel's stability curve, updated in the proposal's conditions, in keeping with the environmental conditions............

8.    DYNAMIC POSITIONING SYSTEM (including the motor generators assembly, thrusters and propellers).................................................

      - Schematic diagram of the dynamic positioning system.....................

       -    To submit the inspection and tests procedures to be carried out at every new location..................................................

       -    To submit the tests and inspections procedures to be carried out at the end of each contract year.......................................

9.    DRILLING STRING AND ACCESSORIES...........................................

      -     Inspection  report on all equipment of the drilling and completion strings, subs and accessories (used equipment)......................
      -     Purchase  voucher of the drill and  completion  strings,  subs and accessories (for new equipment).....................................

10.   FISHING TOOLS AND ACCESSORIES.............................................

      -     Inspection  report on all  components  of the fishing  tools (used equipment) or purchase voucher (for new tools)......................

11.   SUNDRY SYSTEMS............................................................

      -    Winches load test certificate........................................

      - Description of the compressed air system, emphasizing compressors, layout of lines, valves and interconnection with the other systems...

      -    Preventive Maintenance Plans with their respective timecharts........

      -    Ballast and sewer flowchart..........................................

      Proof will be needed for the existence on board and for the operating capacity of all equipment and accessories listed in Attachments C and D of the chartering and services rendering contracts...........................

 NOTE:    Such equipment must be in places of easy access for survey............

A)    RECEIPT TEST..............................................................

       - Proof will be needed for the existence on board and for the operating capacity of all equipment and accessories listed in Attachments C and D of the chartering and services rendering contracts...........................................................

 NOTE:  Such equipment must be in places of easy access for survey..............

            The following systems, equipment and tools listed below will be checked, inspected and tested:..................................................

      1)     DRILL STRING, COMPONENTS AND ACCESSORIES...........................

       - The CONTRACTOR will submit recent inspection reports, according to the specification API RP7G for the whole drill string and accessories such as, but not limited to: drill pipes, drill collars, HW, Subs, stabilizers, reamers, bumper subs, lift-sub, kelly, slips, elevators, fishing tools, etc, which prove the good conditions of the string and its accessories......................................

       - The information from the reports and the general conditions of the string and its accessories will be checked by PETROBRAS by means of a sampling inspection. In the event of discrepancy between the data submitted by the CONTRACTOR and those checked by PETROBRAS, showing an inadequate condition of the string and its accessories, the CONTRACTOR will carry out another inspection, for its own account...

NOTE 1:   Any equipment refused by the inspection will be immediately repaired or replaced by the CONTRACTOR, for its own account...........

NOTE 2:   For the string, components and new accessories, no inspection report will be required, documents proving that such equipment is new will be sufficient....................................................

NOTE 3: The CONTRACTOR's equipment will be stored and arranged so as to facilitate the inspection by sampling to be carried out by PETROBRAS.-

       -    The same procedure will be adopted for the telescopic joints and flexible joints.....................................................

      2)     EXTRACTOR OF SOLIDS

            The following will be examined:.....................................

            -     sieves,.......................................................

            -     dessander,....................................................

            -     degasser - test suction and discharge.........................

            -     centrifugue (if any)..........................................

            The operation and work pressure, as well as the existence of manometers, will be checked.....................................................

      3)    MUD TANKS AND VALVES

            Waterproofness, working of the agitators, mixture funnel and depth gun, besides the existence of fixed marks to control the tanks volume will be checked..............................................

      4)    CENTRIFUGAL PUMPS

            The following will be checked:......................................

            -     working, vibration and noises;................................

            -     Packing (leaks);..............................................

            -     Work pressures................................................

NOTE:     Items 3 and 4 will be tested with sea water...........................

      5)    MUD LABORATORY AND TEST EQUIPMENT.

            - The existence on board and the adequacy to the requirements described in Attachments B and C to this contract will be checked.......................................................

      6) DRILLING DERRICK Maintenance conditions (corrosion), fastening system and the conditions of the travelling block rails will be examined............................................................

      7)    CROWN BLOCK The pulleys will be examined as to profiles wear, alignments, clearance, buckling of the axles, lubrication, etc......

      8)    MUD PUMPS...........................................................

            The following will be carried out:..................................

            -     observation of working, vibrations, noises;...................

            -     pressure and maximum work flows tests for the liner used;.....

            -     safety valve working test;....................................

            - checking of the suction and discharge pulsation dampeners; watertightness tests with nominal pressure of the mud pumps and of all manifold valves;...................................

            -     watertightness tests with nominal pressure of all manifold valves of the stand pipe manifold and of the kelly hose;......

            -     random disassembling of the suction for visual inspection of the piston, sleeve, packing, valve and seat...................

      9)    SWIVEL

            -     The mandril, gooseneck, body, etc. will be checked and nominal pressure test with rotation will be performed.................

      10)   MOTION COMPENSATOR
            -     The piston alignment, lock bar, alignment in the rail, general conditions, leaks and chains will be checked..................

      11)   RISER AND GUIDE LINES TENSIONERS
            -     The general conditions, leaks, pulleys and cables will be
                  inspected.....................................................

      12)   RISER RECOIL SYSTEM/HANG OFF SYSTEM/ FILL-UP) VALVE (if any)
            -     The systems operation will be checked.........................

      13)   HIGH COMPRESSORS AND AIR RESERVOIRS
            -     The general conditions, leaks, lines and system yield will be checked.......................................................

      14)   TOP DRIVE
            - Working tests (connection and disconnection of one or more sections of the DP's) will be carried out and the general conditions will be inspected...................................................

      15)   KELLY SPINNER
            - The general conditions, specially the rollers wear, and working will be checked, and connection and disconnection operation of one or more DP's will be carried out.............................

      16)   HOOK
            -     The general conditions and the locking system will be checked.


      17)   TRAVELLING BLOCK
            -     The pulleys wear, axles alignment, lubrication system,
            retraction system, etc., will be inspected..........................

      18)   DRAWWORKS

            - The operation of the mechanical break system (brake bands), electromagnetic (distance between irons, voltage level and SCR feeder conditions), cooling system and clutches will be checked.....

            - The operation of the cat-heads and height limitator with the assembly/disassembly of one or more command sections, will be checked.............................................................

      19)   ROTARY TABLE

            -     The operation in high and low, brake system, tachometer and lubrication system will be checked..................................

      20)   TRIP TANK

            - Capacity, installation site, sensitivity of the level indicator system, visualization condition and supply system will be inspected...........................................................

      21) HYDRAULIC TONGS AND PNEUMATIC SPIDER OR CASING AND PNEUMATIC TONGS FOR DRILL PIPES

            -     Operation tests will be made and maintenance conditions will be checked..........................................................

      22)   SAND-LINE OR WIRE-LINE SYSTEM.......................................

      - Operation of the clutches and brake will be tested by lowering the photo-clinometer inside the drill string coinciding with the photo-clinometer overshot test (TOTCO) will be tested. Test to be made on location before the beginning of operations.................

      -     The  existence of an alignment  guide for the  sand-line  cable in the drum will be checked............................................

      23)   CHOKE MANIFOLD......................................................

      - All valves with low pressure (300 psi) and in high pressure (system's work pressure). Manometers, hydraulic choke operation, manual choke, remote control panel, etc. will be tested.............

      24)   UPPER AND LOWER KELLY COCK, INSIDE BOP AND SAFETY VALVE.............

      -     Drivers will be tested and work pressure tests will be made.........

      - The end connections of each element will be checked and tested with work pressure. The CONTRACTOR should have end seal plugs adequate for the test........................................................

      25)   KILL AND CHOKE LINE HOSES...........................................


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            The end connections will be checked and tested with the system's work pressure. The CONTRACTOR should have end seal plugs adequate for the test........................................................

      26)   DRILL INSTRUMENTATION SYSTEM........................................

      The following will be tested:.............................................

      -     geolograph;.........................................................

      -     rotary table tachometer;............................................

      -     manometers;.........................................................

      -     stroke counter;.....................................................

      -     level control in the mud tanks;.....................................

      -     torque indicator....................................................

      27)   FLARE PIPE AND BOOMS................................................

      - Their existence on board will be checked, analyzing the maintenance conditions of the lines by means of inspection, and the facilities for installation of the production test equipment system............

      28) BOP SYSTEM
      -     The following will be carried out:..................................

      -     pressure tests of the slide valves with low pressure and high pressure, compatible with the system................................

      -     pressure tests of the annulars with low pressure and high pressure, compatible with the system..........................................

      -     complete function test in both POD's, through all panels............


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      -     choke and kill valves tested with low pressure and high pressure, compatible with the system..........................................

      -     working of the shear ram valve will be checked  with  opening  for examination of the blades conditions................................

      -     the opening and closing of all ram, annular and kill and choke valves chambers will be tested......................................

      - the hydraulic driving unit will be checked as to: fluid used, low fluid level alarm, low air pressure and low accumulators pressure, maintenance conditions, leaks and mixing systems....................

      -     the volumetric capacity of accumulators and the capacity of electric and pneumatic pumps of the hydraulic unit will be tested............

      -     the locking system of the ram valve(s) will be tested...............

      -     the SPM valves conditions will be checked by opening and inspecting one of them, chosen at random.......................................

      -     the locking/unlocking system of the H-4 hydraulic connectors will be tested..............................................................

      -     the surface and bottom accumulators' precharge will be checked......

      -     The operation of the following systems will be tested:..............

            o     Driving back-up...............................................

            o     emergency recovery............................................

            o     handling......................................................

      29)   TRAVELLING TONGS, EZY TORQ, TORQUE SENSOR, SLIPS, ETC...............

            One or more sections of the drill collars and drill pipes will be assembled/disassembled to check the working of such equipment. The general maintenance conditions, chuck Jaws and cables will be checked.............................................................


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      30)   BULK TRANSFER SYSTEM................................................

            The following will be carried out:..................................

      - the operation of the compressor will be checked, and noises, oil and air leaks, and maintenance state, filters and dehumidifier will be inspected...........................................................

      -     operation and watertightness of valves, lines and silos will be checked, looking for possible clogging..............................

      -     transfer of cement from 1 silo to the daily silo (if any) and from this to the surge tank will be made.................................

      31)   EMERGENCY ENERGY GENERATION SYSTEM

      -     a black-out in the energy system generation system will be simulated to see if the emergency generator is automatically turned on........

      32)   MAIN MOTO-GENERATOR ASSEMBLY
      -     The following will be carried out:..................................

      -     vibration, noises, insulation, leaks, maintenance, etc., will be checked.............................................................
      -     generators input and output in the bus bar, synchronisms and load divisions will be tested. ..........................................
      -     load and voltage and frequency regulation will be tested............

      33)   DESSALTER

            Operation and production capacity will be checked...................

      34)   CAT-LINES CRANES

            The following will be carried out:..................................

      -     operation of the winches and maintenance of the cables will be checked.............................................................


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      -     the elevation and rotation system, the operation with flying boom and pulley block and the operation of the boom height pawl will be checked.............................................................

      -     the report of the last inspection carried out by the Unit's classification society in the winches will be examined..............

      35)   DEJECTA TREATMENT UNIT

            Its operation will be inspected.....................................

      36)   TELECOMMUNICATION SYSTEM

            Operating tests will be made in all radio equipment existing on board, including radio beacon.......................................

      37)   OVERHEAD TRAVELLING CRANES
            Their operation, and the maintenance conditions of cables and sliders will be examined............................................

      38)   DC/SCR MOTORS

            The maintenance conditions and insulation, as well as the collectors and brushes will be examined........................................

            -     SCR functional test...........................................

      39)   DIVERTER

            -     The following will be tested: flow line wing valves;..........

            -     diverters and insert packer lock;.............................

            -     the control panel will be checked.............................

      40)   SAFETY EQUIPMENT

            Salvage.............................................................

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            Fireproof rigid vessels (capsules, whalers):........................

       -    lowering, motor, fuels, sprinklers, start;..........................

       -    rations, garnishing, hatches, cleaning, fire extinguishers, signaling equipment.................................................

       Inflatable rafts:

       -    quantity, capacity, location, height relation to the sea;...........

       -    validity of the last inspection, means of access to the sea;........
       -    conditions of the cocoon............................................

       Jackets:.................................................................

       -    quantity (sufficiency), location, protection, and maintenance.......

       Life-buoys:..............................................................

       -    quantity (sufficiency), location, heaving-lines, lanterns, smudge pots................................................................

       Escape routes:...........................................................

       -    vertical and horizontal signaling (indicative plates);..............

       -    clearing, lighting (emergency)......................................

      Water Supply System for Fire Fighting.....................................

      Fire ring:................................................................

       -    water system for the rig;...........................................

       -    sprinklers system;..................................................

       -    painting, corrosion, signaling, visual conditions;..................

       -    valves, hydrants, guns..............................................

       Fire pumps:..............................................................

       -    operation;..........................................................


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       -    motor, fuel, start, panel, tests....................................

       Fire Fighting Fixed Systems..............................................

       -    Foam system: chambers, tanks, guns, hydrants and carrier liquid.....

       -    Cylinders; conditions, reloading, retesting (C02 or HALON, if any)..

       -    Lines and diffusers: general conditions.............................

       -    Automatic: feeding, panels, batteries, detectors, tests.............

       -    Manual: commands, interconnections, tests...........................

       -    Alarms: interconnections............................................

      Fire Extinguishers........................................................

       -    water, carbon dioxyde, chemical powder (portable and carts);........

       -    distribution, location, general conditions;.........................
       -    revision, recharge, retest, control, meters, replacement............
       -    Fire Posts..........................................................
       -    hose, keys, sprinkler;..............................................

       -    fiber boxes, general conditions, post identification;...............

       -    visual signaling: sufficiency and general conditions................

       Emergency Equipment......................................................

       -    autonomous breathing apparatuses, reserve bottle, breathable air fixed system, fire proximity clothing, lantern, ax, safety belt;....

       -    distribution, location, general conditions, inventory, maintenance and replacement.....................................................

       Communications and Alarms................................................

       -    telephone (internal, external): Operating capacity;.................


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       -    radiophony: VHF.  Operating capacity;...............................

       -    portable transceptors: quantity; distribution, intrinsic safety;....

       - intercom: quantity, distribution, and horns audibility, interconnection with the rig, coding of sound alarm tones, amplifiers; ........................................................
       -    visual signaling: sufficiency, general conditions;..................

       -    fire alarm, glass breaking type: batteries, bells, tests............

       Emergency Lighting.......................................................

       -    charger, batteries and lanterns.....................................

       Helideck.................................................................

       -    protection: guns, fire extinguishers, salvage equipment;............

       -    painting, protection screen, net, landing lights, safety warnings;..

       -    guest welcoming practices...........................................

       Load Lifting.............................................................

       -    winches: general conditions, operation, signaling, maintenance;.....

       -    manual and electric tackles: general conditions, operation, signaling, maintenance;.............................................

       -    material movement and storage areas.................................

       Training.................................................................

       -    abandonment, fire fighting, first aid and brigade...................

       Manuals and Plans........................................................

      -     emergency; safety;..................................................

      -     disclosure, knowledge;..............................................

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      -     distribution, control, updating;....................................

       -    tasks schedules for emergency and abandonment situations, including in Portuguese.......................................................

      Order and Cleanliness.....................................................

       -    installation's general aspect;......................................

       -    particularly alarming places........................................

      Smoke, Heat and Gas Detection System......................................

       -    test of hydrocarbons detection sensors..............................

       Ballast and Sewer System.................................................

       -    functional test.....................................................

      41)   ANCHORING SYSTEM....................................................

      42)   DYNAMIC POSITIONING SYSTEM..........................................

      43)   PROPULSION SYSTEM...................................................

B)    LOCATION MOVING TEST......................................................

      To be defined between the CONTRACTOR and PETROBRAS........................

C)    BEGINNING OF CONTRACT YEAR TEST...........................................

      To be defined between the CONTRACTOR and PETROBRAS........................


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CONTRACT No. 101.2.156.97-1.....................................................

                                ATTACHMENT IX

                  PROCEDURES IN THE EVENT OF FATAL ACCIDENTS

 1.       If, during the period of validity of the contract, a fatal accident occurs with a CONTRACTOR's employee, the CONTRACTOR should:...........

 1.1.     Notify the Inspection immediately, for the proper measures; ..........
 1.2.     Take measures so that the employee's relatives be notified with the utmost urgency on the event, giving them the social support due;......

 1.3. Formally establish an Investigation Commission, within 48 hours after the accident, in order to, in the maximum time limit of 15 days, identify the causes and recommend the measures deemed necessary to prevent similar accidents.............................................

 2.       The report should contain, at least, the following information regarding the accident:...............................................
          -    description; ....................................................
          -    exact location; .................................................
          -    data regarding the injured persons;..............................
          -    basic and immediate causes;......................................
          -    measures to be taken in order to prevent its repetition..........

 3.       The CONTRACTOR should guarantee the Commission enough authority and autonomy to carry out the investigations without any restrictions.....

 4.       A PETROBRAS' employee should participate in the Commission, appointed by the authority in charge of the operational office..................

 5. After conclusion of the Commission's work, it will also behoove the CONTRACTOR, at the Inspection's request, to disclose the results of the report, so as to convey the experience from the accident to other contractor companies..................................................

--------------------------------------------------------------------------------

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THESE BEING the precise terms and content of the aforementioned document, I hereby set my Hand and Seal on this Translation, performed on the 5th of February, 1998 in this City of Rio de Janeiro, Federative Republic of Brazil.


                                           /s/ MARCIA BARBOSA SERRA
                                           _________________________________
                                                  Marcia Barbosa Serra
                                                Sworn Public Translator


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